                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                 WADDELL & REED FINANCIAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]

March 28, 2001

TO THE STOCKHOLDERS OF
Waddell & Reed Financial, Inc.:

    Waddell & Reed Financial, Inc.'s 2001 Annual Meeting of Stockholders will be held in the William T. Morgan Auditorium at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 25, 2001.

    At the annual meeting, we will ask you to (1) approve the election of the nominees shown in the accompanying Proxy Statement as directors, (2) approve a merger of the Company with a wholly-owned subsidiary of the Company that will have the effect of combining our two classes of common stock into a single class of common stock by converting our Class B common stock into Class A common stock on a one-for-one basis and effecting certain changes to our Certificate of Incorporation and Bylaws, and (3) ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year.

    The accompanying formal notice and Proxy Statement discuss matters which will be presented for a stockholder vote. If you have any questions or comments about the matters discussed in the Proxy Statement or about the operations of the Company, we will be pleased to hear from you.

    We have also enclosed our 2000 Annual Report. As you will see in our Annual Report, we believe that we are making some significant and positive changes in our business.

    It is important that your shares be voted at this meeting. If you are unable to attend the meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy and returning it in the accompanying envelope as promptly as possible.

    We hope that you will take this opportunity to meet with us to discuss the results and operations of the Company during 2000.

                                          Sincerely,

                                          /s/ Keith A. Tucker

                                          Keith A. Tucker
                                          CHAIRMAN OF THE BOARD
                                          & CHIEF EXECUTIVE OFFICER

                                          /s/ Henry J. Herrmann

                                          Henry J. Herrmann
                                          PRESIDENT & CHIEF INVESTMENT OFFICER

                         WADDELL & REED FINANCIAL, INC.
                               6300 Lamar Avenue
                          Overland Park, Kansas 66202
                                 (913) 236-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2001

TO THE STOCKHOLDERS OF
Waddell & Reed Financial, Inc.:

    I am pleased to give you notice that the 2001 Annual Meeting of Stockholders of Waddell & Reed Financial, Inc. will be held in the William T. Morgan Auditorium at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 on Wednesday, April 25, 2001, at 10:00 a.m., local time.

    At the annual meeting, you will be asked to:

    1. Elect the nominees shown in the accompanying Proxy Statement as directors to hold office until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

    2. Consider and approve the combination of our two classes of common stock into a single class of common stock by converting our Class B common stock into Class A common stock on a one-for-one basis. The combination of our two classes of common stock will be effected by a wholly-owned subsidiary of the Company being merged with and into the Company with the Company being the surviving corporation, pursuant to an Agreement and Plan of Merger, dated February 14, 2001, between the Company and the subsidiary. Each existing share of Class A common stock will remain outstanding. The terms of the Class A common stock will not be affected by the transaction.

       Approval of the merger agreement by our stockholders will also result in the amendment of our Certificate of Incorporation to eliminate references to the Class B common stock as well as our former majority stockholder and to increase our authorized shares of Class A common stock from 150,000,000 to 250,000,000 to account for the elimination of the authorized Class B shares. Our Bylaws will also be amended by the merger to eliminate references to the Class B common stock and our former majority stockholder, to facilitate the use of electronic communication technology for stockholder meetings, to clarify our stockholder proposal procedures and to amend the description of certain executive officer positions.

       The merger is subject to the approval of both a majority of the combined voting power of our outstanding shares of Class A and Class B common stock, voting together as a single class, and a majority of our outstanding shares of Class B common stock, voting as a separate class.

    3. Ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

    4. Transact such other business as may properly come before the annual meeting or any adjournments thereof.

    These matters are more fully discussed in the accompanying Proxy Statement.

    Only our common stockholders of record at the close of business on February 27, 2001 are entitled to notice of, and to vote at, the annual meeting.

    All stockholders are cordially invited to attend the annual meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Regardless of how you deliver your proxy, you may revoke your proxy at any time before it is voted by submitting to the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending the annual meeting and giving oral notice of your intention to vote in person.

    The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be terminated at any such adjourned meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Daniel C. Schulte

                                          Daniel C. Schulte
                                          VICE PRESIDENT, GENERAL COUNSEL &
                                          SECRETARY

    This Proxy Statement is dated March 28, 2001 and is first being mailed to stockholders on or about this date.

                         WADDELL & REED FINANCIAL, INC.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

                               SUMMARY TERM SHEET

    This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for director, the appointment of KPMG LLP as our independent auditors, and the merger and consequent combination of our two classes of common stock and for a more complete description of the terms and conditions of the merger, as well as the consequent amendments to our Certificate of Incorporation and Bylaws, you should carefully read this entire document, its attachments and the other documents to which we refer. The actual terms of the merger are contained in the merger agreement, which is included in this Proxy Statement as Appendix A.

WHEN AND WHERE IS THE ANNUAL MEETING?

    The annual meeting will take place on Wednesday, April 25, 2001, at 10:00 a.m., local time, in the William T. Morgan Auditorium at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202. See "Information Concerning the Annual Meeting--Date and Time."

WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING?

    At the annual meeting:

    - The holders of our Class A and Class B common stock will consider and vote upon a proposal to elect Henry J. Herrmann, James M. Raines and William L. Rogers as directors to hold office for a term of three years, expiring at the close of the annual meeting of stockholders in 2004.

    - The holders of our Class A and Class B common stock will consider and vote upon a proposal to merge the Company and a wholly-owned subsidiary that will effect the combination of our two classes of common stock into a single class of common stock. The combination will be effected by converting our Class B common stock into Class A common stock on a one-for-one basis pursuant to the merger.

      As a result of the merger, our Certificate of Incorporation and Bylaws will be amended to (1) eliminate all references to, and the authorized shares of, the Class B common stock as well as all provisions relating to our former majority stockholder, (2) increase our authorized shares of Class A common stock from 150,000,000 to 250,000,000 to account for the elimination of the authorized Class B shares, (3) facilitate the use of electronic communication technology for stockholder meetings, (4) clarify our stockholder proposal procedures and (5) amend the description of certain executive officer positions.

    - The holders of our Class A and Class B common stock will consider and vote upon a proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

    - The holders of our Class A and Class B common stock will transact such other business as may properly come before the annual meeting or any adjournments thereof.

WHO IS ENTITLED TO VOTE?

    Only stockholders of record at the close of business on February 27, 2001, which is the "record date," are entitled to notice of, and to vote at, the annual meeting.

IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR
  ME?

    Your broker has the discretion to vote your shares without any instructions from you on the approval of the nominees for director and the ratification of KPMG LLP as the Company's independent auditor for fiscal year 2001. However, your broker will vote your shares on the approval of the merger only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. See "Information Concerning the Annual Meeting--Voting of Proxies."

MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?

    Yes. To change your vote you can do any of the following:

    - Give notice of your changed vote to us in writing mailed to Daniel C. Schulte, Secretary, at our executive offices.

    - Execute and deliver to us a subsequent proxy.

    - Attend the annual meeting and give oral notice of your intention to vote in person.

    You should be aware that simply attending the annual meeting would not in and of itself constitute a revocation of your proxy. See "Information Concerning the Annual Meeting--Revocability of Proxies."

DO I HAVE APPRAISAL RIGHTS?

    Under the General Corporation Law of Delaware, our State of incorporation, neither the holders of Class A common stock nor the holders of Class B common stock have appraisal rights.

HOW WILL THE MERGER AFFECT THE COMPANY'S STOCK REPURCHASE PROGRAM?

    Prior to the annual meeting, the Company may make repurchases of shares of its common stock in the open market, subject to certain conditions, if management deems market conditions to be favorable to the Company. After the merger, the Company plans to continue its stock repurchase program. During 2000 and year to date 2001, the Company repurchased 3,322,840 Class A and 5,822,252 Class B shares at an aggregate cost, including commissions, of $230,456,459 for the year. The average price per share of these repurchases was $25.20.

WHAT IS THE PROPOSED MERGER?

    We currently have two publicly traded classes of common stock.

    - Our Class A common stock is traded on the New York Stock Exchange (the "NYSE") under the symbol "WDR." As of the record date, there were 43,384,911 shares of Class A common stock issued and outstanding.

    - Our Class B common stock is traded on the NYSE under the symbol "WDR.B." As of the record date, there were 40,139,617 shares of Class B common stock issued and outstanding.

    - On December 7, 2000, the last trading day prior to the public announcement that the Company intended to proceed with a transaction to combine the two classes, the closing price per share of the Class A common stock and the Class B common stock on the NYSE was $33.25 and $32.375, respectively.

    The Class A and Class B common stock have the same rights, powers and preferences, except that the Class A common stock is entitled to one vote per share and the Class B common stock is entitled to five votes per share.

    The merger will have the following effects:

    - The merger will eliminate our Class B common stock. The merger agreement provides that a wholly-owned subsidiary will merge with and into us and, as a result, our issued shares of Class B common stock will be converted into issued shares of our Class A common stock on a one-for-one basis. The Class A common stock will continue to trade on the NYSE.

    - The merger will amend our Certificate of Incorporation in the form attached as Exhibit A to the merger agreement. The amendments to our Certificate of Incorporation will (1) eliminate all references to our Class B common stock, (2) eliminate all provisions relating to our former majority stockholder, and (3) increase our authorized shares of Class A common stock from 150,000,000 to 250,000,000. Currently we have authorized 150,000,000 shares and 100,000,000 shares of Class A common stock and Class B common stock, respectively. The amendment will eliminate the authorized Class B shares and increase the authorized Class A shares by the current amount of authorized Class B shares.

    - The merger will amend our Bylaws in the form attached as Exhibit B to the merger agreement. The amendments to our Bylaws will (1) eliminate all references to our Class B common stock, (2) eliminate all provisions relating to our former majority stockholder, and (3) facilitate the use of electronic communication technology for stockholder meetings.

WHAT IS THE REASON FOR THE MERGER?

    Our Board of Directors believes that the existence of two publicly traded classes of common stock confuses investors and analysts interested in the Company and has reduced liquidity in the divided markets. The Board recommends the merger because it believes that a more simplified capital structure will focus interest in one market, which should result in increased trading volume and liquidity. However, we cannot guarantee that the benefits of a simplified capital structure will be accomplished as rapidly as currently expected, or at all. See "Proposal No. 2--Merger--Background and Reasons for the Proposal."

WHAT EFFECTS WILL RESULT FROM THE MERGER?

    As a result of the merger:

    - The Class A common stock will continue to be listed and traded on the NYSE and will continue to be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    - Although the merger does not affect the total number of our authorized shares of common stock, our authorized shares of Class A common stock will increase from 150,000,000 to 250,000,000 to account for the elimination of the authorized Class B shares.

    - Although the relative ownership interest of each holder of common stock will be the same immediately after the merger as it was prior thereto, the relative voting power of the holders of the Class B common stock will decrease from approximately 81% to approximately 45%.

    - The Class B common stock will cease to be listed on the NYSE and there will be no public market for the Class B common stock.

    - The Company will terminate registration of the Class B common stock under the Exchange Act.

WHAT WILL I RECEIVE IN THE MERGER?

    Each holder of Class B common stock will receive one share of Class A common stock, having the same rights and preferences and identical in all other respects as our currently outstanding Class A common stock. The holders of Class A common stock outstanding immediately before the merger will continue to hold their shares of Class A common stock with the same terms that existed prior to the merger.

HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE FOR THE MERGER?

    Your Board of Directors believes that the merger is fair to, and in the best interests of, the Company and the holders of both the Class A common stock and the Class B common stock. The Board of Directors unanimously approved the merger. See "Proposal No. 2--Merger--Required Vote; Recommendation of the Board."

WHAT STOCKHOLDER VOTE IS REQUIRED TO APPROVE THE MERGER?

    The merger is subject to the approval of both:

    - a majority of the combined voting power of outstanding shares of the Class A common stock and Class B common stock, voting together as a single class; and

    - a majority of the outstanding shares of Class B common stock, voting as a separate class.

    The Class A common stock is entitled to one vote per share and the Class B common stock is entitled to five votes per share.

WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

    If stockholders approve the merger at the annual meeting, we currently expect the transaction to be completed on or shortly after the date of the annual meeting.

SHOULD I SEND IN MY CLASS B STOCK CERTIFICATES NOW?

    No. If the merger is completed, you will receive written instructions on how to exchange your Class B common stock certificate for an equal number of shares of Class A common stock. Holders of Class A common stock will not need to exchange their stock certificates as a result of the merger. See "Proposal
No. 2--Merger--Description of the Merger."

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

    The Company has received an opinion from Hughes & Luce LLP, the Company's special counsel, to the effect that on the basis of the facts, representations and assumptions set forth in the opinion, for U.S. federal income purposes
(1) neither the Company nor its stockholders will recognize taxable gain or loss upon the conversion of the shares of Class B common stock into shares of Class A common stock, (2) each stockholder's aggregate tax basis in the newly issued shares of Class A common stock will be the same as the aggregate tax basis of the shares of Class B common stock exchanged, and (3) the holding period of the newly issued shares of Class A common stock will include the holding period of the shares of Class B common stock exchanged. This opinion represents the counsel's best legal judgment. Legal opinions are not binding on the Internal Revenue Service (the "IRS") or the courts, and there can be no assurance that the IRS or the courts will not take one or more contrary positions. You should consult your tax advisor for a full understanding of the tax consequences of the merger. See "Proposal No. 2--Merger--Certain Effects of the Merger."

WHAT WILL HAPPEN TO THE COMPANY'S STOCK OPTIONS AND RIGHTS AGREEMENT?

    Outstanding options to purchase Class A common stock will not be affected. The options will remain exercisable for the same number of shares of Class A common stock of the Company, for the same exercise price and upon the same terms as in effect before the merger. There are no outstanding options to purchase Class B common stock.

    The terms and conditions of the Company's rights agreement will remain unchanged after the merger, except for technical amendments to the agreement to delete references to the Class B common stock. See "Proposal
No. 2--Merger--Certain Effects of the Merger."

WHAT DO I NEED TO DO NOW?

    First, read this Proxy Statement carefully. Then, you should, as soon as possible, submit your proxy by either executing and returning the paper proxy card or by voting electronically via the Internet or by telephone. Your shares represented by proxy will be voted in accordance with your directions specified. If you submit a proxy, but have not specified any directions, your shares will be voted for approval of the merger. See "Information Concerning the Annual Meeting."

WHO CAN HELP ANSWER YOUR QUESTIONS?

    If you have any questions concerning the merger, any other proposal or the annual meeting, if you would like additional copies of the Proxy Statement or if you will need special assistance at the meeting, please call our Investor Relation's office at (800) 532-2757. In addition, information regarding the annual meeting is available via the Internet at our website (WWW.WADDELL.COM). The summary information provided above in "question and answer" format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement.

    YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT (INCLUDING THE ATTACHMENTS) IN ITS ENTIRETY.

                           FORWARD-LOOKING STATEMENTS

    This Proxy Statement contains forward-looking statements. Additional written or oral forward-looking statements may be made by us from time to time in filings with the Securities and Exchange Commission (the "SEC") or otherwise. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this Proxy Statement describe factors that could contribute to or cause such differences.

    We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of, the Company in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See "Where You Can Find More Information."

                   INFORMATION CONCERNING THE ANNUAL MEETING

DATE AND TIME

    This Proxy Statement is being delivered to the Company's stockholders on or about March 28, 2001, in connection with the solicitation of proxies to be voted at the annual meeting to be held on Wednesday, April 25, 2001.

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

    At the annual meeting:

    (1) The holders of the Company's Class A and Class B common stock, voting together as a single class, will consider and vote upon a proposal to elect Henry J. Herrmann, James M. Raines, and William L. Rogers as directors to hold office for a term of three years, expiring at the close of the annual meeting of stockholders in 2004;

    (2) The holders of the Company's Class A and Class B common stock, voting together as a single class, and the holders of the Class B common stock, voting as a separate class, will consider and vote upon a proposal to approve the merger;

    (3) The holders of the Company's Class A and Class B common stock, voting together as a single class, will consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

    (4) The holders of the Company's Class A and Class B common stock will transact such other business as may properly come before the annual meeting or any adjournments thereof.

RECORD DATE; SHARES ENTITLED TO VOTE

    The Board of Directors has set the close of business on February 27, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote, at the annual meeting. Each share of Class A common stock outstanding on the record date will be entitled to one vote on all matters submitted for vote at the annual meeting and each share of Class B common stock will be entitled to five votes on all matters submitted for vote at the annual meeting.

    As of the record date, there were approximately 43,384,911 shares of Class A common stock issued and outstanding and 40,139,617 shares of Class B common stock issued and outstanding to be voted at the annual meeting.

QUORUM; ADJOURNMENT

    The presence, either in person or by proxy, of the holders of at least a majority of the voting power of our issued and outstanding shares of common stock is required to constitute a quorum for the transaction of business at the annual meeting; in addition, the presence, either in person or by proxy of the holders of a majority of the issued and outstanding shares of Class B common stock is also required to act with respect to approval of the merger. Abstentions are counted for purposes of determining whether a quorum exists for the transaction of business. Broker non-votes, which are described in more detail below, are also counted as shares present or represented at the annual meeting for purposes of determining whether a quorum exists.

VOTE REQUIRED FOR APPROVAL

    - Election of Directors

        To approve the nomination of Henry J. Herrmann, James M. Raines, and William L. Rogers for director requires the affirmative vote of a plurality of the votes cast at the annual meeting.

    - Approval of the Merger

        The merger is subject to the approval of both (1) a majority of the voting power represented by all shares of Class A common stock and Class B common stock outstanding and entitled to be voted on the merger, and (2) a majority of all shares of Class B common stock outstanding and entitled to be voted on the merger. As of the record date, the Class B shares represented approximately 82% of the combined voting power. For the purposes of this vote, a failure to vote, a vote to abstain, withholding your vote (or a direction to your broker to do so) and a broker non-vote will each have the same legal effect as a vote cast AGAINST approval of the merger.

    - Ratification of the Appointment of Independent Auditors

        To ratify the Board's appointment of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast at the annual meeting.

    As of March 6, directors and executive officers of the Company beneficially owned (excluding currently exercisable options), an aggregate of approximately 2,595,572 shares of Class A common stock and 35,400 shares of Class B common stock, representing 6.0% of the Class A common stock and 0.09% of the Class B common stock issued and outstanding and 1.23% of the combined voting power. The Company believes that the directors and executive officers of the Company currently intend to vote their shares in favor of the election of the nominees for director, in favor of the merger and in favor of the ratification of KPMG LLP as the Company's independent auditors.

VOTING OF PROXIES

    Shares represented by a properly executed proxy (in paper form, by Internet or by telephone) that is received on or before the time of the annual meeting, and not subsequently revoked, will be voted at the annual meeting or any adjournment or postponement in the manner directed on the proxy. Keith A. Tucker and Henry J. Herrmann are named as proxies in the proxy and have been designated as directors' proxies by the Board to represent you and vote your shares at the meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted, to the extent applicable (1) FOR the election of the nominees named in this Proxy Statement, (2) FOR approval of the merger agreement, (3) FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2001, and (4) in accordance with the proxy holder's best judgment as to any other business as may properly come before the annual meeting. Shares represented by proxies voting for the approval of a specific proposal will be voted for adjourning the annual meeting for the purpose of soliciting additional proxies for the approval of that proposal. Shares represented by proxies voting against the approval of a particular proposal will be voted against adjourning the annual meeting for the purpose of soliciting additional proxies for the approval of that proposal.

    The Proxy Statement is considered to be voting instructions for the trustees of the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company for our common stock allocated to individual accounts under those plans. If account information is the same, participants in the plan (who are also stockholders of record) will receive a single proxy representing all of their shares. If a plan participant does not submit a proxy to us, the trustees of the plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

    Brokers who hold shares in "street name" for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters such as the proposal to approve the merger agreement (so called "broker non-votes"). Accordingly, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote the shares with respect to the approval of the merger agreement. Since the merger is subject to the affirmative vote of both a majority of the voting power represented by shares of the Class A and Class B common stock, voting together as a single class, and a majority of the shares of Class B common stock voting as a separate class, a "broker non-vote" will have the same effect as a vote against the merger. With respect to the election of directors and the ratification of the appointment of the independent auditors and other routine matters, a broker will have discretionary authority to vote the common shares if the beneficial owner has not given instructions.

    Other than the election of directors, the merger, and the ratification of the appointment of the Company's independent auditors, the Company's management is not aware of any matters which may come before the annual meeting. If any other matters are properly presented at the annual meeting for action, Mr. Tucker and Mr. Herrmann will vote in accordance with their best judgment on such matters.

REVOCABILITY OF PROXIES

    Any stockholder of record who has given a proxy may revoke it by attending the annual meeting and giving oral notice of his or her intention to vote in person. In addition, any proxy may be revoked at any time prior to the annual meeting by delivering to the Secretary of the Company a written statement revoking it or by delivering a duly executed proxy bearing a later date. Attendance at the annual meeting by a stockholder who has executed and delivered a proxy to the Company will not in and of itself constitute a revocation of that proxy. No Class A or Class B stockholder will have the right to dissent from and seek an appraisal of his or her shares of Class A or Class B common stock.

SOLICITATION OF PROXIES

    Proxies will be solicited initially by mail. Further solicitation may be made in person, by telephone or by fax. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the annual meeting to the beneficial owners of shares of common stock.

    The Company has retained Corporate Investors Communications, Inc., an independent proxy solicitation firm ("CIC"), to assist in soliciting proxies from stockholders. CIC will receive a retainer fee of approximately $8,000 as compensation for its services and will be reimbursed for its out-of-pocket expenses. The fee amount is not contingent on the number of stockholder votes in favor of the merger or any of the other proposals. CIC will not make any recommendation to our stockholders to either accept or reject the proposed merger or any other proposal or otherwise express an opinion concerning a proposal.

    YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

    HOLDERS OF CLASS B COMMON STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING CLASS B COMMON STOCK WITH THEIR PROXY CARD. IF THE MERGER IS CONSUMMATED, HOLDERS OF CLASS B COMMON STOCK WILL RECEIVE WRITTEN INSTRUCTIONS ON HOW TO EXCHANGE THEIR CLASS B COMMON STOCK CERTIFICATES FOR CLASS A COMMON STOCK CERTIFICATES.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Our Bylaws provide that the number of directors shall be not less than seven nor more than fifteen with the exact number to be fixed by the Board of Directors. Our Certificate of Incorporation divides our Board into three categories, with the term of each category expiring in consecutive years.

    Our Board of Directors proposes the election of Henry J. Herrmann, James M. Raines, and William L. Rogers as Class III directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2004 or until their successors are elected and qualified. It is the Board's opinion that these candidates are sufficiently familiar with the Company and its business to be able to competently direct and manage the Company's business affairs. Biographical information on each of these nominees is set forth below in "Directors and Executive Officers of the Company."

    If any of the nominees becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board may recommend unless the Board reduces the number of directors to be elected at the annual meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED HEREIN.

              OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

NUMBER AND TERM OF DIRECTORS

    The Company's Certificate of Incorporation divides the Board into three categories of as equal size as possible, with the terms of each category expiring in consecutive years so that only one category is elected in any given year. The stockholders of the Company elect successors to directors whose terms have expired. The Board fills vacancies in unexpired terms and additional membership positions created by the Board. As a matter of general policy, non-employee directors must retire from the Board at the close of the annual meeting of stockholders following their 73rd birthday.

DIRECTORS AND EXECUTIVE OFFICERS

    The names of the directors and executive officers of the Company and their respective ages and positions are as follows:

NAME                                     AGE                              POSITION
----                                   --------   --------------------------------------------------------
Thomas W. Butch......................     44      Senior Vice President and Chief Marketing Officer
Robert L. Hechler....................     64      Executive Vice President and Director
Henry J. Herrmann....................     58      President, Chief Investment Officer, Director
James M. Raines......................     61      Director
Ronald C. Reimer.....................     66      Director
William L. Rogers....................     54      Director
Michael D. Strohm....................     49      Senior Vice President and Chief Operations Officer
John E. Sundeen, Jr..................     40      Senior Vice President, Chief Financial Officer,
                                                  Treasurer
Keith A. Tucker......................     56      Chairman of the Board, Chief Executive Officer, Director
Jerry W. Walton......................     54      Director
Robert J. Williams, Jr...............     56      Senior Vice President and National Sales Manager

    Set forth below is a description of the backgrounds of the executive officers, directors and nominees for director.

    THOMAS W. BUTCH has been Senior Vice President and Chief Marketing Officer of the Company since November 1999. Previously, he was associated with Stein
Roe & Farnham, Inc., Chicago, Illinois, where he served in various positions, including President of Mutual Funds, Senior Vice President of Marketing, Head of Marketing and Director of Public Relations from 1994-1999.

    ROBERT L. HECHLER has been Director and Executive Vice President of the Company since March 1998. In addition, he has been President, Chief Executive Officer, and Treasurer of Waddell & Reed, Inc. since April 1993. He is also a Director of Waddell & Reed Advisors Group of Mutual Funds, Inc., W&R
Funds, Inc. and W&R Target Funds, Inc. Mr. Hechler's term on the Board expires in 2003.

    HENRY J. HERRMANN has been Director, President and Chief Investment Officer of the Company since March 1998. Prior thereto he was Vice President and Chief Investment Officer of the Company beginning in March 1987. He is also a Director of Waddell & Reed Advisors Group of Mutual Funds, Inc., W&R Funds, Inc. and W&R Target Funds, Inc. MR. HERRMANN IS A NOMINEE FOR DIRECTOR.

    JAMES M. RAINES has served as President of James M. Raines and Company, San Antonio, Texas, an investment banking firm, since September 1988. Mr. Raines is a director of Hispanic Broadcasting Corporation. MR. RAINES IS A NOMINEE FOR DIRECTOR.

    RONALD C. REIMER has been a Director and Chairman of Network Rehabilitative Services, Kansas City, Missouri since 1996. In addition, he is the co-founder of, and has been a teacher at, Servant Leadership

School of Kansas City since 1993. Previously, he served as co-founder and President of Reimer and Koger Associates, an investment counseling firm in Merriam, Kansas from 1973-1988. Mr. Reimer was elected as a director at a regular meeting of the Board on March 6, 2001 to fill the vacancy left by the resignation of Mr. Farley. Mr. Reimer's term on the Board expires in 2003.

    WILLIAM L. ROGERS is currently a Managing Director of The Halifax Group, Los Angeles, California, an investment partnership. In addition, he has been a Principal of Colony Capital, Inc., Los Angeles, California, a real estate-related investment company, since 1992. MR. ROGERS IS A NOMINEE FOR DIRECTOR.

    MICHAEL D. STROHM has been Senior Vice President of the Company since January 1999 and Chief Operations Officer of the Company since March 2001. In addition, he has been Senior Vice President of Waddell & Reed, Inc. since 1994 and President of Waddell & Reed Services Company since 1999.

    JOHN E. SUNDEEN JR. has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since July 1999. From 1994 to June 1999 he was head of all fixed income portfolios for the Company, Waddell & Reed Advisors Group of Mutual Funds, Inc., W&R Funds, Inc. and W&R Target Funds, Inc. He has been Senior Vice President of Waddell & Reed Investment Management Company since 1995.

    KEITH A. TUCKER has been Chairman of the Board and Chief Executive Officer of the Company since March 1998. Previously, he was a Director and Vice Chairman of Torchmark Corporation. He is also a Director of Waddell & Reed Advisors Group of Mutual Funds, Inc., W&R Funds, Inc. and W&R Target Funds, Inc. Mr. Tucker's term on the Board expires in 2002.

    JERRY W. WALTON has been Executive Vice President, Finance and Administration and Chief Financial Officer of J.B. Hunt Transport
Services, Inc. since 1991. Prior thereto, Mr. Walton served as a tax partner with KPMG LLP, with whom he had been employed since 1968. Mr. Walton was elected as a director at the annual meeting of the Board on April 26, 2000 to fill the vacancy left by the retirement of Mr. Richey. Mr. Walton's term on the Board expires in 2002.

    ROBERT J. WILLIAMS, JR. has been Senior Vice President of the Company since April 1999. Additionally, he has been Executive Vice President and National Sales Manager of Waddell & Reed, Inc. since July 1996. Previously, he was associated with the Charles Schwab & Co. institutional organization where he served as Vice President of Sales and Vice President of Support Services from 1991 to 1995.

    R.K. Richey, Louis T. Hagopian and Harold T. McCormick retired from the Board during 2000. Mr. Richey's term on the Board would have expired in 2002; he retired from the Board at the close of the annual stockholders meeting on April 26, 2000. The Board elected Mr. Walton to serve for the remainder of Mr. Richey's term. Mr. Hagopian's and Mr. McCormick's terms on the Board would have expired in 2002 and 2003, respectively. Both Mr. Hagopian and Mr. McCormick retired from the Board effective May 4, 2000. In connection with the completion of the Company's spin-off from its former majority stockholder, culminating with the merger proposal, four directors, Messrs. David L. Boren, Joseph M. Farley, Joseph L. Lanier, Jr. and George J. Records, Sr. resigned from the Board effective March 1, 2001. The Board elected Mr. Ronald C. Reimer to serve for the remainder of Mr. Farley's term effective March 6, 2001. At the time of the spin-off of the Company, these directors remained on the Board of both companies in order to ensure that the Company retained continuity in its corporate governance structure. On the third anniversary of the Company's initial public offering, these directors felt that sufficient time had passed and that the Company had clearly established itself in the public marketplace to a degree that their service was no longer required.

    There are no family relationships among any of the executive officers or directors of the Company. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected and qualified or until the earlier of their death, retirement, resignation or removal. The Company's Bylaws provide that the number of directors shall not be less than seven nor more than fifteen with the exact number to be fixed by the Board of Directors.

BOARD MEETINGS

    The Board held six meetings during the 2000 fiscal year. All directors attended at least 75% of the Board meetings. The Board did not act by unanimous consent in 2000.

BOARD COMMITTEES

    For the fiscal year ending December 31, 2000, the Board of Directors had the following committees:

    - Audit, comprised of William L. Rogers, Joseph M. Farley and Jerry W.
      Walton;

    - Compensation, comprised of Joseph L. Lanier, Jr., Joseph M. Farley and James M. Raines;

    - Nominating, comprised of David L. Boren, Joseph M. Farley, Joseph L. Lanier, Jr., James M. Raines, George J. Records, Sr., William L. Rogers and Jerry W. Walton;

    Members of the committees are appointed annually by the Board and serve until their successors are appointed or their earlier resignation or removal.

    The Audit Committee (1) recommends the independent auditors to be appointed by the Board; (2) discusses the scope of the proposed audit with the independent auditors and considers the audit reports; (3) discusses the auditors' recommendations with management; (4) reviews the fees of the independent auditors; (5) reviews the adequacy of the Company's system of internal accounting controls; (6) reviews the quarterly and annual financial statements; and (7) meets with the Company's independent accountants and internal auditors. All members of the Audit Committee satisfy the requirements of independence as set forth in the Audit Committee Policy of the NYSE. The Audit Committee met six times in 2000. All of the members attended at least 75% of the meetings of this committee. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

    The Compensation Committee determines the compensation of senior management of the Company and its subsidiaries. Additionally, the Compensation Committee administers the compensation, stock incentive and benefit plans of the Company. None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Compensation Committee met three times in 2000. All of the members attended at least 75% of the meetings of this committee.

    The Nominating Committee reviews the qualifications of potential Board candidates, from whatever source received, and proposes nominations for Board membership. Nomination of potential Board candidates may be directed to the Nominating Committee, in care of the Secretary of the Company at the address stated herein. The Nominating Committee met once in 2000 with all members in attendance.

COMPENSATION OF DIRECTORS

    Directors of the Company are currently compensated on the following basis:

    Directors who are not officers or employees of the Company or its subsidiaries ("Outside Directors") receive a fee of $1,000 for each Board meeting, a fee of $500 for each Compensation Committee meeting, a fee of $1,500 for each Audit Committee meeting, a fee of $500 for each Nominating Committee meeting and an annual retainer of $40,000. Outside Directors are not compensated for the execution of written consents in lieu of Board meetings and committee meetings. They are reimbursed for travel and lodging expenses incurred in attending the meetings.

    Outside Directors may annually elect to defer their compensation into an interest-bearing account in the Company's Non-Employee Director Stock Option Plan, which can subsequently be converted into options for Class A common stock exercisable at market value or at a discounted price. In 2000, Messrs. Farley, Hagopian, Lanier, McCormick, Raines, Records, Richey, Rogers and Walton chose to make such deferrals of compensation, which were converted into options for 9,657, 13,998, 12,072, 13,998,

12,072, 12,072, 11,558, 13,998 and 5,556 shares, respectively. All options were granted at the fair market value of the Class A common stock on the grant date.

    Outside Directors are automatically awarded annual non-qualified stock options of 4,500 shares of Class A common stock. The Board may award non-qualified stock options on a non-formula basis at such times as it determines appropriate. Options are priced at the fair market value of the Class A common stock on the grant date or at a discounted rate not to exceed 25% of fair market value on the grant date. To date, no discounted stock options have been granted.

    Directors who are officers or employees of the Company or its subsidiaries waive receipt of all fees, including the annual retainer, for attending Board meetings and committee meetings. Such directors are reimbursed for travel and lodging expenses incurred in attending the meetings.

    In consideration of services to the Company, upon their retirement, the Company granted Messrs. Hagopian and McCormick options for 25,000 shares of Class A common stock each. These options are exercisable at the fair market value of the Class A common stock on the grant date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires each director, officer or individual beneficially owning more than 10% of a registered security of the Company, to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company's securities. Reporting persons are required to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

    Based upon the Company's review of the reports furnished to the Company pursuant to Section 16 of the Exchange Act, to the best of the Company's knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 2000, the Company committed to invest up to $5,000,000 in a limited partnership interest in Halifax Capital Partners, L.P., an investment partnership. As of Mach 6, 2001, the Company has invested $1,379,089. William L. Rogers, a current director of the Company, is a general partner in Halifax Genpar, L.P., the managing director of Halifax Capital Partners, L.P. and has investment participation in Halifax Capital Partners, L.P. The Company believes its investment in Halifax Capital Partners, L.P. is carried on in the ordinary course of business on an arms-length basis.

    Effective December 29, 1999, the Company entered into a contractual relationship with MidFirst Bank whereby the Company will sell financial products to the customers of MidFirst Bank at certain bank locations in Oklahoma in exchange for rental payments to MidFirst Bank. As of December 31, 2000, the Company had offices in 29 branches of MidFirst Bank and had made payments to MidFirst Bank in the amount of $327,091. George J. Records, Sr., a former director of the Company, is Chairman of the Board and a stockholder of Midland Financial Co., the parent holding company of MidFirst Bank. The Company believes that this relationship was fairly negotiated and will be carried on in the ordinary course of business on an arms-length basis.

    On January 21, 2000 the Company loaned Thomas W. Butch, Senior Vice President and Chief Marketing Officer, $169,020. The loan proceeds were used for the exercise of vested stock options of his previous employer. This loan was part of Mr. Butch's compensation package upon joining the Company in 1999 and is to be repaid in three equal annual installments beginning January 24, 2001. Interest on the outstanding balance is due annually and calculated at the one-month LIBOR rate as fixed by the British Banker's Association. As of January 3, 2001, Mr. Butch had paid $56,340 of the principal amount of the loan, in accordance with its terms, with a remaining balance of $112,680.

                     PRINCIPAL STOCKHOLDERS OF THE COMPANY

    The following table lists all persons known to be the beneficial owner of more than five percent of the Company's Class A and Class B common stock as of March 6, 2001, unless otherwise indicated.

                                                          CLASS A     CLASS B    CLASS A    CLASS B
NAME AND ADDRESS                                            (#)         (#)         %          %
----------------                                         ---------   ---------   --------   --------
T. Rowe Price Associates, Inc.(1)......................  3,686,673   5,015,157     8.49%     13.88%
  100 E. Pratt Street
  Baltimore, MD 21202

Highfields Capital Management LP(2)....................          0   3,973,413        0%     10.99%
  200 Clarendon Street,
  51st Floor
  Boston, MA 02117
Keith A. Tucker(3).....................................  2,856,732      35,400     6.58%      0.09%
  6300 Lamar Avenue
  Overland Park, KS 66202

------------------------

(1) These securities are owned by various individuals and institutional investors [including T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 2,173,350 shares of Class B common stock, representing 5.4% of the Class B shares outstanding)] for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with sole power to direct investments and/or sole power to vote the Class A and Class B shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership of such securities. Information relating to this stockholder is based on the stockholder's
    Schedule 13G, Amendment No. 3, dated December 31, 2000 for the Class A shares and on the stockholder's Schedule 13G, Amendment No. 3, dated December 31, 2000 for the Class B shares as filed on February 13, 2001.

(2) These shares are owned by (i) Highfields Capital Ltd., Highfields Capital I LP and Highfields Capital II LP (collectively, the "Funds") (ii) Highfields Capital Management LP, which serves as investment advisor to the Funds, with respect to the shares owned by the Funds; (iii) Highfields GP LLC, which serves as the general partner to Highfields Capital Management LP; and
    (iv) Messrs. Richard L. Grubman and Jonathon S. Jacobson who serve as Managing Members of Highfields GP LLC. Highfields Capital Ltd. has sole voting and investment discretion with regard to 2,768,397 Class B shares. Highfields Capital Management LP, Highfields GP LLC, and Messrs. Jacobson and Grubman, collectively, have sole voting and investment power with respect to 3,973,413 Class B shares. Information relating to the reporting persons is based on their Schedule 13G, Amendment No. 2 and Form 13F-HR, dated as of December 31, 2000 and filed on February 14, 2001.

(3) Includes 1,298,084 shares owned by Mr. Tucker's personal trust that are subject to presently exercisable Class A stock options, 135,482 shares owned by Mr. Tucker's children's trust that are subject to presently exercisable Class A stock options, 36,438 shares of restricted Class A common stock owned by Mr. Tucker's personal trust and 1,386,728 shares owned by a personal corporation. Mr. Tucker has sole voting and investment power with respect to the Class A and Class B shares. Excludes 12,651 Class A shares and 1,897 Class B shares held in the Company's 401(k) and Thrift Plan as of January 5, 2001.

                             EXECUTIVE COMPENSATION

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS BY REFERENCE, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL AS FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

                      REPORT OF THE COMPENSATION COMMITTEE

THE COMPENSATION COMMITTEE

    Compensation of officers and senior executives of the Company and its subsidiaries and affiliates is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of Outside Directors, meets (1) to set annual salaries in advance and bonuses for the current year of officers and senior executives earning more than $150,000,
(2) to review annual goals and reward outstanding annual performance of executives, (3) to grant stock options pursuant to the Company's stock option plans, (4) to establish and certify the achievement of performance goals under the Company's Management Incentive Plan, (5) to determine the senior executives eligible to participate in the Company Executive Deferred Compensation Stock Option Plan and the Supplemental Executive Retirement Plan (the "SERP") and
(6) administer the Company's benefit plans.

    In November 2000, the Committee retained William M. Mercer, Inc. to review certain of its executive compensation policies and practices. The Committee met on several occasions in 2000 to discuss the salaries, bonuses and other compensation of the officers and senior executives of the Company, including the Chairman and Chief Executive Officer.

GENERAL COMPENSATION POLICY

    The Company's executive compensation program is designed to: (1) provide fair compensation to executives based on their performance and contributions to the Company; (2) provide incentives to attract and retain key executives; and
(3) instill a long-term commitment to the Company through a sense of Company ownership, all in a manner consistent with stockholder interests.

    The executive compensation package has three main components: (1) base salary, which is reviewed annually, (2) equity compensation consisting of stock options, and (3) incentive payments under the Company's Management Incentive Plan, which may be earned annually depending on the Company's achievement of pre-established performance goals. The Company has an Executive Deferred Compensation Stock Option Plan and SERP pursuant to which the Committee designated Messrs. Tucker, Herrmann and Hechler eligible to participate in 2000. The Executive Deferred Compensation Stock Option Plan permits eligible executives to defer salary and/or bonus on an annual or quarterly basis into an interest-bearing account and to subsequently, within a limited time period, elect to convert all or a portion of their deferred compensation into Company stock options, exercisable at market value of the common stock on the grant date or at a discount not to exceed 25%. In addition, this Plan also allows the Committee, in its sole discretion, to direct that all or any portion of the incentive payments payable under the Company's Management Incentive Plan be converted and paid in Class A stock options in lieu of cash. To date, no discounted stock option awards have been granted.

    The Committee set the salary of Keith A. Tucker, Chairman of the Board and Chief Executive Officer, and approved the salaries of Henry J. Herrmann and Robert L. Hechler, Company executives who served on the Board of Directors during the fiscal year. As part of its oversight of the Company's compensation programs, the Committee also reviewed the salaries paid to certain other officers of the Company and its subsidiaries.

    The Committee acknowledges, and has since its inception, that the investment management and securities industries are highly competitive and that experienced professionals have significant career mobility. Its members believe that the ability to attract, retain and provide appropriate incentives for the highest quality professional personnel is essential to maintain the Company's competitive position in the investment management and financial services industries, and thereby provide for the long-term success of the Company.

    The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs are necessary for the motivation and retention of the Company's executives. During fiscal year 2000, base salaries for Messrs. Tucker and Hechler were unchanged from the prior year; Mr. Herrmann's base salary increased by $100,000. Consistent with compensation practices generally applied in the investment management and financial services industries with which the Company competes for employees, base salaries for the senior executives are intended to form a low percentage of total cash compensation with the major portion of cash compensation intended to be derived from payments made under the Company Management Incentive Plan, provided, of course, that the performance goals established under that plan are met.

BASE SALARY

    Executive base salaries are based on the Company's performance for the prior fiscal year and upon a subjective evaluation of each executive's contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company's financial performance for the year as measured by net income, earnings per share and return on assets and stockholders' equity.

EQUITY PARTICIPATION

    Stock options are generally granted annually in an effort to link executives' future compensation to the long-term financial success of the Company, as measured by stock performance. Options are priced at 100% of the stock market value on the date of grant. They typically vest in three equal annual increments, beginning two years from the date of grant. The total number of options awarded to each executive is discretionary with the Committee but is generally based on the Company's performance and the executive's salary level.

    In addition to stock options, certain executives may, from time to time, be granted restricted stock under the Company's 1998 Stock Incentive Plan. Any award of restricted stock will be made by the Committee, which will set the vesting criteria. Awards are intended to provide incentives to enhance job performance of certain executives or to induce them to remain with or to become associated with the Company. During the past fiscal year, no grants of restricted stock were made to the Company executives. Mr. Tucker had 36,441 shares of restricted stock vest in 2000 which were part of a restricted stock grant received in 1998. Messrs. Herrmann, Hechler and Butch had 36,667, 30,000 and 2,500 shares of restricted stock vest in 2000, respectively.

INCENTIVE PAYMENTS

    Incentive payments for the three senior executives are made under the Company's Management Incentive Plan upon achievement of pre-established performance criteria. For the 2000 fiscal year, the Committee set three levels of overall performance objectives for the Company: threshold, target and superior.

    Corresponding incentive levels for the 2000 fiscal year were assigned to participants in the plan by the Committee as percentages of base salary. These incentive levels are tied directly to the achievement of specific levels of performance objectives. Incentive percentages ranging from a low of 150% of base salary (the threshold level) to a high of 200% (the superior level) were payable under the plan to an executive group including the Chief Executive Officer, Chief Investment Officer and Executive Vice President.

However, the Committee reserves the right, in its sole discretion, to reduce these incentive percentages in an amount ranging from 66% of the applicable incentive percentage at the threshold level to 25% of the applicable incentive percentage at the superior level. For the fiscal year ended December 31, 2000, corporate earnings per share, as measured, exceeded the superior level set by the Committee. As a result, incentive payments were made under the Management Incentive Plan in the fourth quarter of 2000 and the first quarter of 2001 for performance in the fiscal year ended December 31, 2000.

STOCK OPTION PROGRAM

    The 1998 Stock Incentive Plan under which options for Company Class A stock are currently awarded has as its stated purpose attracting and retaining employees who contribute to the Company's, its subsidiaries' and affiliates' success and enabling those persons to participate in the long-term success and growth through an equity interest in the Company. To this end, the Committee grants non-qualified stock options to officers and key employees at the market value of the Company's Class A common stock on the date of grant, the size of the grant being based generally on the current compensation of such officers or key employees. Decisions regarding stock options are made annually and the number of options previously awarded to an individual executive officer is not a substantial consideration in determining the amount of options granted to that officer in the future. Once an officer has been awarded options and becomes a part of the stock option program, he or she will typically continue to receive from year to year stock options related to salary. Stock options may be exercised using cash or previously-owned stock for payment or through a simultaneous exercise and sale program. Generally, such stock options first become exercisable to the extent of one-third of the shares on the second anniversary of the option grant date and the remaining two-thirds on the third and fourth anniversary, respectively, of the option grant date.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    During the 2000 fiscal year, Keith A. Tucker, the Company's Chief Executive Officer, received a base salary of $800,016 which remained unchanged from the previous year. He was also granted an option to purchase 222,000 shares in December 2000 as part of the normal compensation awards for the Company's officers and senior executives. This option grant has an exercise price equal to the fair market value at the date of grant and vests over a four year period. Mr. Tucker also received an incentive award of $1,300,000 under the Company's Management Incentive Plan. This bonus was based on the Company's achievement of the performance goals established and certified by the Committee. The Committee awarded $300,000 of this bonus in Class A stock options to Mr. Tucker pursuant to the Company Executive Deferred Compensation Stock Option Plan.

    Mr. Tucker's base salary is not directly related to specific measures of corporate performance. His base salary is determined by his tenure of service and his current job responsibilities as well as the relative salaries of his peers in the investment management and securities industries. In November 2000 the Committee retained William M. Mercer, Inc. to review Mr. Tucker's salary as compared to his peers in the industry. Any stock options awarded to Mr. Tucker are also not directly tied to specific measures of corporate performance. Such awards are generally based on his current compensation and the Company's performance. As previously mentioned, Mr. Tucker's annual incentive payment is tied to pre-established performance criteria under the Company's Management Incentive Plan.

DEDUCTIBILITY OF COMPENSATION

    Internal Revenue Code Section 162(m) provides that executive compensation in excess of $1 million is not deductible unless it is performance based. Base salary does not qualify as performance-based compensation under Section 162(m). To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily or in all circumstances limit executive compensation to that deductible under
Section 162(m). The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Committee annually establishes performance criteria under the Company's Management Incentive Plan which was adopted by the stockholders in 1999 to help ensure the deductibility of incentive compensation.

SUMMARY

    The Committee has compared the Company's compensation levels to relevant publicly available data for the investment management and securities industry and has found the Company's compensation levels to be competitive. Certain of these companies are included in the SNL Investment Adviser Index shown in the Stock Performance Graph which follows. The Company believes it competes for executive talent with a large number of investment management, securities and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalization than the Company. The Committee's goal is to maintain compensation programs which are competitive within the investment management and financial services industries. The Committee believes that the 2000 compensation levels disclosed in this Proxy Statement are reasonable and appropriate in light of the Company's performance and believes that the compensation programs of the Company well serve the interests of the Company's stockholders. The Committee intends to continue to emphasize programs that it believes positively affect stockholder value.

             WADDELL & REED FINANCIAL, INC., COMPENSATION COMMITTEE
                                  2001 Members
                           James M. Raines, Chairman
                                Jerry W. Walton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ending December 31, 2000, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's Compensation Committee. No current or past executive officers of the Company serve on the Committee.

                         REPORT OF THE AUDIT COMMITTEE

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL AS FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

    On April 26, 2000, the Board initially adopted an Audit Committee Charter setting out the audit related functions the Audit Committee (the "Committee") is to perform. A copy of the Charter, as amended on March 6, 2001, is attached to this Proxy Statement as Appendix B. The functions of the Committee are focused primarily on three areas:

    - The scope and adequacy of the Company's internal controls and financial reporting processes and the reliability of the Company's financial statements;

    - The independence and performance of the Company's internal and independent auditors; and

    - The Company's compliance with legal and regulatory requirements related to the filing and disclosure of quarterly and annual financial statements of the Company.

    The directors who serve on the Committee are all "independent" for purposes of the NYSE listing standards. That is, the Board has determined that no members on the Committee have a relationship to the Company that may interfere with the Committee's independence from the Company and its management.

    Management is responsible for the adequacy of the Company's financial statements, internal controls and financial reporting processes. The independent auditors perform an independent audit of the Company's consolidated financial statements, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issue a report thereon.

    The Audit Committee is responsible for monitoring and overseeing these processes. The Committee meets with management periodically to consider the scope and adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent auditors, appropriate Company financial personnel and the internal auditors. The Committee regularly meets privately with both the independent and internal auditors, each of which has unrestricted access to the Committee. The Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management. In addition, the Committee reviews the Company's financial statements and reports recommendations to the full Board for approval and to authorize action.

    In this context, the Committee reviewed the audited consolidated financial statements and met and held discussions with management and KPMG LLP, the Company's independent auditors to discuss those financial statements and the audit related thereto. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

    The independent auditors also provided the Committee with written disclosures and the letter required by Independence Standards Board Standard
No. 1, as may be modified or supplemented, which relates to the auditor's independence from the Company and its related entities, and the Committee discussed with the independent auditors their independence. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, which includes among other items, matters related to the conduct of the audit of the Company's financial statements.

    Based on the Committee's discussions with management and the independent auditors, as described above, and upon its review of the representations of management and the report of the independent auditors, the Committee recommended to the Board that the Company's audited consolidated financial statements be included in the annual report on Form 10-K for the fiscal year ended
December 31, 2000, as filed with the SEC.

    The Committee also recommended to the Board and the Board has selected KPMG LLP, subject to stockholder approval, to be employed as the Company's independent auditors to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the SEC during the ensuing year.

                WADDELL & REED FINANCIAL, INC., AUDIT COMMITTEE
                                  2001 Members
                          William L. Rogers, Chairman,
                       Jerry W. Walton, Ronald C. Reimer

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers of the Company for the three most recent fiscal years.

                                              ANNUAL COMPENSATION           LONG TERM COMPENSATION
                                       ---------------------------------   -------------------------
                                                                                          SECURITIES
                                                                                          UNDERLYING
                                                                            RESTRICTED     OPTIONS/     ALL OTHER
                                                                BONUS      STOCK AWARDS      SAR       COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR     SALARY($)     ($)(2)         $(3)          (#)           $(4)
---------------------------            --------   ---------   ----------   ------------   ----------   ------------
Keith A. Tucker,(1)..................    2000     $800,016    $1,000,000            --    1,271,995      $383,061
  Chairman & Chief                       1999     $800,016    $  400,000            --      873,186      $351,895
  Executive Officer                      1998     $800,016    $  400,000            --      853,254      $184,082

Henry J. Herrmann,...................    2000     $700,000    $1,150,000            --      701,648      $292,767
  President & Chief                      1999     $600,000    $  300,000            --      620,435      $273,870
  Investment Officer                     1998     $600,000    $        0    $2,530,000      960,201      $141,217

Robert L. Hechler,...................    2000     $500,000    $  575,000            --      481,160      $375,940
  Executive Vice President               1999     $500,000    $  250,000            --      449,114      $238,336
                                         1998     $500,000    $  100,000    $2,070,000      781,101      $118,924

Robert J. Williams, Jr.,.............    2000     $300,000    $  247,500            --       94,743      $ 14,282
  Senior Vice President                  1999     $300,000    $  250,000            --       41,645      $ 12,064
                                         1998     $275,000    $  125,000            --      133,200      $  6,168

Thomas W. Butch,.....................    2000     $320,000    $  225,000            --       58,686      $139,093
  Senior Vice President                  1999     $320,000    $  250,000    $  123,750       15,000      $    118
  & Chief Marketing Officer              1998           --            --            --           --            --

------------------------

(1) At year end 2000, Mr. Tucker held 36,438 restricted Class A shares valued at $1,370,980 (based on a year end closing price of $37.625 per share). Restrictions on the 145,761 restricted shares, received by Mr. Tucker at the time of the Company's initial public offering, expire over a four-year period and 25% of the shares vest annually commencing May 1, 1998. On each of May 1, 1998, May 1, 1999 and May 1, 2000, 36,441 shares vested. Dividends on the restricted shares are paid directly to Mr. Tucker at the same rate dividends are paid on unrestricted shares.

(2) Messrs. Tucker, Herrmann, Hechler, Williams and Butch received $300,000, $250,000 $202,500 and $75,000, respectively, of their 2000 bonuses in Class A stock options pursuant to the Company Executive Deferred Compensation Stock Option Plan. Messrs. Tucker, Herrmann and Hechler received $400,000, $300,000 and $250,000, respectively, of their 1999 bonuses in Class A stock options pursuant to the Stock Incentive Plan and $400,000, $600,000 and $400,000, respectively, of their 1998 bonuses in Class A stock options pursuant to the Executive Deferred Compensation Stock Option Plan.

(3) The values of the Class A restricted stock awards, made pursuant to the Stock Incentive Plan, are based on the initial offering price of the Class A stock on the date of grant for Messrs. Herrmann and Hechler and on the closing market price of the Class A stock on November 15, 1999 for Mr. Butch. As of December 31, 2000, Mr. Herrmann held 109,999 shares of restricted Class A stock, valued at $4,138,712 (based on a year end closing price of $37.625 per share), Mr. Hechler held 90,000 shares of restricted Class A stock, valued at $3,386,250 and Mr. Butch held 5,000 shares of restricted Class A stock, valued at $188,125. The restrictions on the stock awards granted to Messrs. Herrmann, Hechler and Butch lapse in 33 1/3% annual increments beginning on March 4, 2000 for Messrs. Herrmann and Hechler and on November 15, 2000 for Mr. Butch. Dividends on the restricted shares are paid directly to these individuals at the same rate dividends are paid on unrestricted shares.

(4) Included in the balance are (1) Company contributions to the Company 401(k) and Thrift Plan, as amended, a funded qualified contribution plan for Messrs. Tucker, Herrmann, Hechler, Williams and Butch of $6,800 for 2000, $6,400 for 1999, and $4,800 for 1998; (2) Company contributions to the Company SERP for Messrs. Tucker, Herrmann and Hechler of $361,201, $277,867 and $358,200, respectively for 2000, $336,846, $252,629 and $210,525, respectively for 1999, and $174,737, $131,053 and $109,210, respectively for 1998; (3) additional premiums paid on life insurance policies for Messrs. Tucker, Herrmann, Hechler, Williams and Butch of $2,560, $3,100, $4,440, $7,482 and $1,308, respectively for 2000, $8,136, $14,841, $21,411,
    $118 and $5,664, respectively for 1999, and $2,880, $5,364, $4,914, $0 and
    $1,368, respectively, for 1998; (4) payments for estate planning purposes for Messrs. Tucker, Herrmann and Hechler of $12,500, $5,000 and $6,500, respectively for 2000; and (5) payment of moving and relocation expenses of $130,985 in 2000 for Mr. Butch. Additionally, Mr. Tucker's balance includes interest on prior contributions to the Torchmark Corporation Supplemental Savings and Investment Plan, an unfunded deferred contribution plan, of $513 for 1999 and $1,665 for 1998.

STOCK OPTION GRANT TABLE

    The following table sets forth certain information concerning Class A common stock options granted to the Named Executive Officers during the fiscal year ending December 31, 2000.

                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF
                                                                                                    STOCK
                                                                                        PRICE APPRECIATION FOR OPTION
INDIVIDUAL GRANTS                                                                                 TERM (1)
-------------------------------------------------------------------------------------   -----------------------------
                                                    % OF
                                                    TOTAL
                                    NUMBER OF      OPTIONS
                                    SECURITIES     GRANTED     EXERCISE
                                    UNDERLYING       TO           OR
                                     OPTIONS      EMPLOYEES      BASE
                                     GRANTED         IN          PRICE     EXPIRATION
NAME                                  (2)(#)     FISCAL YEAR   ($/SHARE)      DATE         5% ($)          10% ($)
----                                ----------   -----------   ---------   ----------   -------------   -------------
Keith A. Tucker...................  995,251(3)      16.7%      $34.1875     08/02/10     $21,435,816     $54,099,953
                                    222,000(4)       3.7%      $  32.50     12/07/10     $ 4,545,450     $11,471,850
                                     54,744(5)       0.9%      $  32.50     12/05/11     $ 1,263,218     $ 3,291,483

Henry J. Herrmann.................  506,648(3)       8.5%      $34.1875     08/02/10     $10,912,235     $27,540,423
                                    195,000(4)       3.3%      $  32.50     12/07/10     $ 3,992,625     $10,076,625

Robert L. Hechler.................  296,540(3)       5.0%      $34.1875     08/02/10     $ 6,386,908     $16,119,351
                                    139,000(4)       2.3%      $  32.50     12/07/10     $ 2,846,025     $ 7,182,825
                                     45,620(5)       0.8%      $  32.50     12/05/11     $ 1,052,681     $ 2,742,902

Robert J. Williams, Jr............   12,791(3)       0.2%      $34.1875     08/02/10     $   275,494     $   695,294
                                     45,000(4)       0.8%      $  32.50     12/07/10     $   921,375     $ 2,325,375
                                     36,952(5)       0.6%      $  32.50     12/05/11     $   852,667     $ 2,221,739

Thomas W. Butch...................   45,000(4)       0.8%      $  32.50     12/07/10     $   921,375     $ 2,325,375
                                     13,686(5)       0.2%      $  32.50     12/05/11     $   315,804     $   822,871

------------------------

(1) Caution is recommended in interpreting the financial significance of these figures. Potential values are based on the assumption that the Company's Class A common stock will appreciate 5% or 10% each year, compounded annually, from the grant date of the option to the end of the option term, and therefore, the figures are not intended to forecast possible future appreciation, if any, of the price of the Class A common stock or establish a present value of the options.

(2) All options granted are exercisable for Class A common stock, and are non-qualified stock options.

(3) This option is a restoration option granted on August 1, 2000. A restoration option is an option granted when an optionee exercises a stock option by making payment with previously owned Company stock. The restoration option is granted for the number of shares exchanged for payment of the option, including any tax withholdings. The exercise price for a restoration option is equal to the market price of the common stock on the date the restoration option is granted. A restoration option becomes exercisable six months from the date the original option was exercised and has the same restoration feature. The restoration option expires ten years and two days from the grant date of the option.

(4) These options were granted on December 6, 2000 pursuant to the Stock Incentive Plan with an exercise price equal to the closing price of the Class A common stock on the grant date. Such options are not exercisable during the first two years after the grant date and then vest annually in one-third increments thereafter. These options contain a restoration feature as described above in footnote 3.

(5) These options were granted on December 6, 2000 pursuant to the Executive Deferred Compensation Stock Option Plan with an exercise price equal to the closing price of the Class A common stock on the grant date. Under this plan, the Compensation Committee has discretion to pay performance-based and bonus compensation in Company stock options in lieu of cash. These options vest 10% annually, commencing on the first anniversary of the grant date. These options contain a restoration feature as described above in footnote 3.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
  TABLE

    The following table sets forth information concerning Class A common stock acquired on exercise of stock options during fiscal 2000, any value realized therein, the number of unexercised options at the end of fiscal 2000 (exercisable and unexercisable) and the value of Class A stock options held at the end of 2000 by the Named Executive Officers. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL YEAR         IN-THE-MONEY OPTIONS
                                                                  END (#)              AT FISCAL YEAR END ($)(2)
                               SHARES                   ---------------------------   ---------------------------
                              ACQUIRED
                                 ON          VALUE
                              EXERCISE     REALIZED
NAME                           (#)(1)         ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ---------   -----------   -----------   -------------   -----------   -------------
Keith A. Tucker.............  1,776,654   $38,799,168     141,951       2,280,001     $3,165,924     $34,311,789
Henry J. Herrmann...........    793,310   $15,289,354      90,569       1,416,108     $2,065,213     $21,868,513
Robert L. Hechler...........    455,219   $ 8,463,310      71,995       1,038,161     $1,640,990     $17,409,515
Robert J. Williams, Jr......     23,949   $   624,435      45,030         142,091     $1,011,722     $ 2,884,660
Thomas W. Butch.............          0   $         0           0          15,000     $        0     $   311,876

------------------------

(1) This column reflects the number of shares underlying options exercised in fiscal year 2000. The actual number of shares received by each executive after taking into account the shares surrendered to cover the exercise price and tax liability, if any, were: 781,403 shares by Mr. Tucker, 286,662 shares by Mr. Herrmann, 158,679 shares by Mr. Hechler, and 11,158 shares by Mr. Williams.

(2) The value of unexercised in-the-money options equals the difference between the closing price of the Class A common stock at fiscal year end and the option's exercise price, multiplied by the number of shares underlying the options. The closing price of the Class A common stock on December 29, 2000 was $37.625.

PENSION PLANS

    WADDELL & REED FINANCIAL, INC. RETIREMENT INCOME PLAN. This plan is a tax-qualified, non-contributory pension plan that covers all eligible employees of the Company who are 21 years of age or older and have one or more years of credited service. Benefits under the plan are determined by multiplying the participant's highest earning average in any five consecutive years during the last ten years of service before retirement, by a percentage equal to 2% for each year of credited service up to 30 years and by 1% for each additional year of service in excess of 30 years, for a maximum of 10 additional years, and then reducing that result by a Social Security offset. Earnings for purposes of the plan do not include bonuses, commissions (other than for Regional Vice Presidents, and Division/District Managers), directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation or any amounts in excess of $170,000 per year (as adjusted). Benefits under the plan vest 100% after five years. Upon the participant's retirement, benefits under the plan are payable as an annuity or in a lump sum. In fiscal year 2000, covered compensation was $170,000 for Messrs. Tucker, Herrmann, Hechler, Williams and Butch. Messrs. Tucker, Herrmann, Hechler, Williams and Butch have 9, 27, 27, 5 and 1 years of service, respectively, under the Company Retirement Income Plan.

    The following table shows the estimated annual retirement benefits that would be payable to participants in 2000 with varying salary ranges and years of service. The benefits shown are offset for Social Security deductions and calculated on the basis of payments for the life of a participant who is 65 years of age.

             WADDELL & REED FINANCIAL, INC. RETIREMENT INCOME PLAN*

                                                              YEARS OF CREDITED SERVICE
                                                 ----------------------------------------------------
REMUNERATION                                        15         20         25         30         35
------------                                     --------   --------   --------   --------   --------
200,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
250,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
300,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
350,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
400,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
500,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000

------------------------

* Benefits paid under a qualified deferred benefit plan which does not operate in conjunction with a defined benefit supplementary or excess pension award plan were limited by law in 2000 to $130,000 per year.

                               PERFORMANCE GRAPH

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS SECTION ENTITLED "PERFORMANCE GRAPH" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL OR FILED UNDER THE SECURITIES ACT OR EXCHANGE ACT.

    The following graph compares the cumulative total stockholder return on the Company's Class A common stock from March 5, 1998 (the date the Company became a public company) through December 31, 2000, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the SNL Investment Adviser Index. The SNL Investment Adviser Index is a composite of twenty-six publicly traded asset management companies. The graph assumes the investment of $100 in the Class A common stock and in each of the two indices on March 5, 1998, with all dividends being reinvested. The initial public offering price of the Company's Class A common stock was $15.3333 per share (as adjusted for stock splits). The stock price performance on the graph is not necessarily an indication of future price performance.

 COMPARISON OF CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000*
                         WADDELL & REED FINANCIAL, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WADDELL & REED            SNL INVESTMENT
INDEX VALUE  FINANCIAL, INC.  S&P 500  ADVISER INDEX
3/5/98               $100.00  $100.00         $100.00
12/31/98              $91.19  $120.18          $87.02
6/30/99              $107.43  $135.05         $100.64
12/31/99             $106.91  $145.47          $95.11
6/30/00              $195.62  $144.85         $123.87
12/31/00             $225.53  $132.22         $151.86

------------------------

 * Cumulative Total Return assumes an initial investment of $100 on March 5, 1998 and the reinvestment of all dividends. Fiscal year ended December 31, 2000.

** SNL Investment Adviser Index is prepared by SNL Securities LC, Charlottesville, Virginia, 804-977-1600.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  COMPANY COMMON STOCK OR OPTIONS BENEFICIALLY
                          OWNED AS OF MARCH 6, 2000(1)

    The following table shows certain information about stock ownership of the directors, director nominees and executive officers of the Company as of March 6, 2001. As used in this Proxy Statement, "beneficially owned" means the sole or shared power to vote or direct the voting of a security and/or the sole or shared power to dispose or direct the disposition of a security.

                                                     CLASS A           CLASS A        CLASS B       CLASS B
NAME OF BENEFICIAL OWNER                          DIRECTLY(2)(5)   INDIRECTLY(3)(6)   DIRECTLY   INDIRECTLY(3)
------------------------                          --------------   ----------------   --------   -------------
Thomas W. Butch.................................         7,521                0             0             0
Robert L. Hechler...............................       930,533                0             0             0
Henry J. Herrmann...............................     1,449,136          135,482             0             0
James M. Raines.................................        12,532                0             0             0
Ronald C. Reimer................................             0                0             0             0
William L. Rogers...............................        34,074                0             0             0
Michael D. Strohm...............................        54,915                0             0             0
John E. Sundeen, Jr.............................       146,721                0             0             0
Keith A. Tucker.................................             0        2,856,732             0        35,400
Jerry W. Walton.................................         4,500                0             0             0
Robert J. Williams, Jr..........................       105,564                0             0             0
**All Directors, Nominees and Executive Officers
  as a group (11 persons)(4)....................     2,745,496        2,992,214             0        35,400

------------------------

(1) No directors, director nominees or executive officers other than Keith A. Tucker (6.37%), Henry J. Herrmann (3.27%), and Robert L. Hechler (2.12%) beneficially own 1% or more of the Company's Class A common stock. No directors, director nominees or executive officers beneficially own 1% or more of the Company's Class B common stock.

(2) Includes for Thomas W. Butch, 0 shares; for Robert L. Hechler, 519,575 shares; for Henry J. Herrmann, 774,457 shares; for James M. Raines, 9,882 shares; for Ronald C. Reimer, 0 shares; for William L. Rogers, 22,553 shares; for Michael D. Strohm, 50,154 shares; for John E. Sundeen, Jr., 107,748 shares; for Keith A. Tucker, 0 shares; for Robert J. Williams, Jr., 88,721 shares; for Jerry W. Walton, 0 shares and for all directors, executive officers and nominees as a group, 3,006,656 shares, that are subject to presently exercisable Class A stock options and options exercisable within 60 days.

(3) Indirect beneficial ownership includes shares (a) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate,
    (b) held in a trust in which the director, executive officer or a family member living in his home has a beneficial interest, (c) owned by the spouse or a family member living in a director, executive officer or nominee's home, or (d) owned by the director or executive officer in a personal corporation. Indirect beneficial ownership excludes 12,651 Class A shares and 1,897 Class B shares held for the account of Keith A. Tucker and 96 Class B shares held for the account of Thomas W. Butch in the Company 401(k) and Thrift Plan as of January 5, 2001.

(4) All directors, nominees and executive officers as a group, beneficially own 12.08% of the Class A common stock and 0.09% of the Class B common stock of the Company.

(5) Includes unvested shares of restricted Class A common stock granted under the 1998 Stock Incentive Plan of 36,438 shares for Keith A. Tucker, 109,999 shares for Henry J. Herrmann, 90,000 shares for Robert L. Hechler, and 5,000 shares for Thomas W. Butch.

(6) For Henry J. Herrmann, indirect beneficial ownership includes 135,482 shares subject to currently exercisable options owned by Mr. Tucker's children's trust for which Mr. Herrmann serves as a co-trustee. Mr. Herrmann disclaims beneficial ownership of these shares. For Keith A. Tucker, indirect beneficial ownership includes 1,298,084 shares owned by a personal trust that are subject to currently exercisable options and 135,482 shares subject to currently exercisable options owned by Mr. Tucker's children's trust for which Mr. Tucker's wife serves as co-trustee. Mr. Tucker disclaims beneficial ownership as to the shares owned by the children's trust.

                             PROPOSAL NO. 2--MERGER

DESCRIPTION OF THE MERGER

    The Board of Directors has determined that it is in the best interests of the Company and its stockholders to effect the merger which will combine its two classes of common stock into a single class of common stock with each share having one vote, and recommends the approval of the merger. The following is a summary of the material provisions of the merger; it should, however, be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the merger agreement which is attached to this Proxy Statement as Appendix A.

    At the annual meeting, the stockholders of the Company will be asked to consider and act upon a proposal to approve the merger, which would:

    - Combine our two classes of common stock into a single class of common stock by converting all issued shares of our Class B common stock into shares of our Class A common stock on a one-for-one basis.

    - Amend our Certificate of Incorporation to eliminate all references to Class B common stock as well as provisions relating to our former majority stockholder, and increase the authorized shares of Class A common stock from 150,000,000 to 250,000,000 to account for the elimination of the authorized Class B shares.

    - Amend our Bylaws to eliminate all references to Class B common stock as well as provisions relating to our former majority stockholder, facilitate the use of electronic communication technology in stockholder meetings, clarify our stockholder proposal procedures and amend the description of certain executive officer positions.

    If the merger is approved, each issued share of Class B common stock will be converted into one share of our Class A common stock without any action on the part of the holders of Class B common stock. The Class A common stock will continue to trade on the NYSE under the symbol "WDR."

    The merger is subject to the approval of both (1) a majority of the voting power of the outstanding Class A and Class B common stock as of the record date voting together as a single class and (2) a majority of the shares of the Class B common stock as of the record date voting as a separate class.

    If the stockholders approve the merger, the Board of Directors currently intends to file the certificate of merger with the Secretary of State of the State of Delaware as soon as practicable following approval. The merger will be effective immediately upon acceptance of the filing by the Delaware Secretary of State. Although the Board of Directors currently intends to file the certificate of merger if the stockholders approve the merger at the annual meeting, the Board of Directors reserves the right to abandon the merger and not file the certificate of merger even if stockholders approve the merger. Although the Board does not currently anticipate exercising its right to abandon the merger nor does it contemplate any specific events that would trigger the abandonment of the merger, the Board will defer or abandon the merger if, in its business judgment, adverse market conditions, general economic conditions or other developments affecting the Company or its securities are such as to make the conversion of the Class B common stock into Class A common stock and the merger no longer in the best interests of the Company or its stockholders.

    Upon the acceptance of the filing of the certificate of merger, the merger will become effective, and thereupon each issued share of the Class B common stock will automatically be reclassified, changed and converted into one share of Class A common stock. Dissenters' rights of appraisal will not be available to any stockholder with respect to the merger.

    As soon as practicable after the effectiveness of the merger, the Company's stock transfer agent, EquiServe, will mail to each record holder of Class B common stock on the effective date a letter of transmittal for use in exchanging old share certificates for new share certificates. New certificates representing Class A common stock will be issued to record holders of Class B common stock who deliver properly executed transmittal letters accompanied by certificates formerly representing shares of Class B common stock.

    HOLDERS OF CLASS B COMMON STOCK SHOULD SURRENDER CERTIFICATES PREVIOUSLY REPRESENTING CLASS B COMMON STOCK ONLY AFTER THEY HAVE RECEIVED A TRANSMITTAL LETTER, AND THEN ONLY IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THE TRANSMITTAL LETTER. Although the Class B common stock certificates will no longer specify the correct designation of shares after the effective date of the merger, these certificates may be delivered in connection with a sale of the shares of Class A common stock represented by the certificates.

    HOLDERS OF CLASS A COMMON STOCK DO NOT NEED TO EXCHANGE THEIR STOCK CERTIFICATES. After the merger, these certificates will continue to represent the same number of shares of Class A common stock.

BACKGROUND AND REASONS FOR THE PROPOSAL

    When the existing two-class capital structure was established in March 1998, the Company believed that the two classes of stock should trade at approximately the same price and should not cause any particular problems. However, the Class B common stock has been trading at a discount to the Class A common stock, even though the Class B common stock has more votes per share. The average discount for the first three months prior to the public announcement on December 8, 2000 that the Company intended to proceed with a transaction to combine the two classes was 4.4%. The Company believes the discount was caused in part from lower trading volume in the Class B common stock (compared to the Class A common stock) and the lack of a more active market for both classes led to irrational price differentials. The Company believes this, in turn, led to a relatively large short position in the Class A common stock as part of a sophisticated arbitrage strategy generally involving shorting the Class A common stock and going long on the Class B common stock in the expectation that the price gap would eventually close. Despite a logical explanation for the large short position, it created confusion for investors who thought others were positioned for the Company's stock to decline (not realizing that the shorts were also long in the Class B common stock). This led to doubts and therefore less investors in both classes of the Company's common stock. The average discount for the two months since the announcement on December 8, 2000 to February 8, 2001 narrowed to 1.1%.

    The table below sets forth, for the periods indicated, the reported high and low close sale prices of the Company's Class A and Class B common stock, as reported on the NYSE. On December 8, 2000, the Company announced that it intended to proceed with the merger transaction and on January 25, 2001, the Company announced the one-for-one exchange ratio.

                                    CLASS A
                                  MARKET PRICE

                                     2000                      1999
                            -----------------------   -----------------------
       QUARTER                HIGH           LOW        HIGH           LOW
---------------------       --------       --------   --------       --------
  1                         28.2083        16.6250    15.9167        12.5417
  2                         34.8125        23.3750    18.2917        13.2500
  3                         40.0000        29.6250    18.6250        14.7917
  4                         38.8750        29.9372    18.1250        13.6250

                                    CLASS B
                                  MARKET PRICE

                                     2000                      1999
                            -----------------------   -----------------------
       QUARTER                HIGH           LOW        HIGH           LOW
---------------------       --------       --------   --------       --------
  1                         26.0000        15.3750    15.6667        12.3750
  2                         31.7500        21.3750    18.0000        13.2500
  3                         38.1250        26.9375    18.2083        14.2500
  4                         37.5000        28.9375    16.7500        13.3333

    The Company detected significant confusion among its stockholders, analysts, broker-dealers, the financial media and other members of the financial community with respect to the two-class capital structure. The use of different trading symbols ("WDR" and "WDR.B") for the two classes confused some prospective investors, as well as broker-dealers executing trades in the common stock. This confusion was especially prevalent when trading or accessing data electronically because of the many ways the trading symbols may be depicted. In addition, analysts often erroneously report the Company's market capitalization for failure to properly analyze both classes of common stock, and the Company is spending time and energy correcting information. Establishing a single class of common stock will allow for easier analysis and valuation of the rights to which stockholders are entitled and may enhance investor interest in the Company by eliminating investor confusion caused by the dual-class structure.

    The Company also believes that the current two-class capital structure may have an adverse effect on trading markets for its common stock mainly through its impact on liquidity. Average daily trading volume for the Class A common stock and the Class B common stock for the 12 month period ended February 28, 2001 was approximately 288,897 and 55,232 shares, respectively. In addition, the combination would better align the voting rights of stockholders with the stockholders' economic interests. Combining the common stock into a single class should increase liquidity in the trading market for the common stock and will help voting control reflect the risk of ownership.

    The overall result in the Company's view is that the price of both classes of common stock is depressed. This is harmful to the Company because it inhibits the Company's ability to make acquisitions using its stock, it inhibits the Company's ability to retain key employees since options are a significant portion of compensation, and it inhibits the Company's ability to raise capital (or raises the cost of that capital). The simplified capital structure should benefit the Company and its stockholders by improving the market liquidity for the Company's common stock, increasing appeal to investors and eliminating confusion within the financial community regarding the current two-class capital structure. However, we cannot guarantee that the benefits of a simplified capital structure will be accomplished as rapidly as currently expected, or at all.

    The Board, after considering the potential benefits that it believes will accrue as a result of implementation of the merger, determined that adoption of the merger agreement would be in the best interests of the Company and its stockholders.

BOARD CONSIDERATIONS

    The Board evaluated the advantages and opportunities of the merger in light of certain risks and other considerations associated with the merger, including the following:

    SIMPLIFICATION OF THE CAPITAL STRUCTURE. The Board of Directors believes that the Company's dual classes of common stock have had negative consequences on its stock prices and its ability to pursue its long-term business plans. The existence of the two classes has reduced the Company's flexibility to structure potential acquisitions and other transactions using common stock. The Board of Directors believes that the simplification of the capital structure will help to eliminate these negative effects, better align voting control with the risk of ownership and make the Company's common stock a more attractive investment.

    POTENTIAL IMPROVEMENT OF LIQUIDITY AND INCREASED APPEAL TO INVESTORS. In establishing a single class of common stock, the Board believes that the merger may increase the liquidity of the traded shares. In particular, by allowing for easier analysis and valuation of the rights to which stockholders are entitled, the Board believes that a larger group of investors may be encouraged to invest in the Company's stock. The Board believes that the merger may further potentially enhance investor interest in the Company's common stock by eliminating possible investor confusion caused by the dual-class structure. Additionally, the Board believes that the uniform structure of voting rights after the merger may potentially appeal more to institutional investors. While the Board believes the merger may increase investor interest in the Company's stock and therefore improve liquidity, there can be no assurance that this will occur.

    ALIGNMENT OF VOTING RIGHTS WITH EQUITY INTERESTS. The Board believes that the merger would fully align the voting rights of stockholders with the stockholders' economic interests. The conversion of Class B common stock, with five votes per share, into Class A common stock, with one vote per share, will help voting control reflect the risk of ownership.

    MARKET PRICE. The average closing market price of the Class A common stock for the seven trading days before the public announcement that the Company intended to proceed with the merger represented a premium of 3.0% over the average closing market price of the Class B common stock for the same period.

CERTAIN EFFECTS OF THE MERGER

    As a result of the merger:

    BUSINESS AND OPERATIONS. The merger will have no effect on the business or operations of the Company and its subsidiaries. Immediately following the merger, the business and operations of the Company, as currently conducted, will be continued by the Company as the surviving corporation in the merger.

    STOCK REPURCHASE PROGRAM. Prior to the annual meeting, the Company may make repurchases of shares of its common stock in the open market, subject to certain conditions, if management deems market conditions to be favorable to the Company. After the merger, the Company may continue acquiring shares of its common stock from time to time when management deems market conditions to be favorable to the Company. During 2000 and year to date 2001, the Company repurchased 3,322,840 Class A and 5,822,252 Class B shares at an aggregate cost, including commissions, of $230,456,459 for the year. The average price per share of these repurchases was $25.20.

    EFFECTS ON RELATIVE OWNERSHIP INTEREST AND VOTING POWER. The relative ownership interest of each holder of common stock will be the same immediately after the merger as it was immediately prior thereto. The relative voting power of the holders of Class B common stock will be diluted by 80%.

    STOCK OPTION PLANS. The merger will not have a material impact on the Company's stock option plans or other benefit plans. Outstanding options to purchase Class A common stock will remain exercisable for the same number of shares, for the same exercise price and upon the same terms as in effect before the merger.

    RIGHTS AGREEMENT. The merger will not have any impact on the Company's rights agreement, except for technical amendments to the agreement to eliminate any references to the Class B common stock.

    ACCOUNTING CONSEQUENCES. The merger will not have any effect on earnings per share or book value per share.

    MATERIAL TAX CONSEQUENCES. The Company has received an opinion from Hughes & Luce LLP, the Company's special counsel, to the effect that on the basis of the facts, representations and assumptions set forth in the opinion, for U.S. federal income purposes (1) neither the Company nor its stockholders will recognize taxable gain or loss upon the conversion of the shares of Class B common stock into shares of Class A common stock, (2) each stockholder's aggregate tax basis in the newly issued shares of Class A common stock will be the same as the aggregate tax basis of the shares of Class B common stock exchanged, and (3) the holding period of the newly issued shares of Class A common stock will include the holding period of the shares of Class B common stock exchanged. This opinion represents the counsel's best legal judgment. Legal opinions are not binding on the Internal Revenue Service (the "IRS") or the courts, and there can be no assurance that the IRS or the courts will not take one or more contrary positions.

    The Company believes that the foregoing discussion is a fair and accurate summary of the material federal income tax consequences to the Company's stockholders with respect to the merger, based on the current provisions of the Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice. This discussion, however, does not consider any aspects of state, local or foreign taxation. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any such changes or interpretations may or may not be retroactive. Stockholders, therefore, are urged to seek the advice of their own tax counsel on these matters.

    TRADING MARKET. Currently, the shares of Class A and Class B common stock are traded separately on the NYSE. Following the merger, only the Class A common stock will trade on the NYSE under the symbol "WDR." For the twelve month period ended February 28, 2001, the average daily trading volume of the Class A common stock was approximately 288,897 shares and the average daily trading volume for the Class B common stock was approximately 55,232 shares. Although one of the reasons underlying the Company's desire for a single class of common stock is increasing the liquidity and trading efficiency of the Company's common stock, the Company cannot assure that the liquidity and trading efficiency of the single class of common stock will increase as a result of the conversion.

    EFFECT ON MARKET PRICE. The market price of shares of Class A common stock following the conversion of the Class B common stock will depend on many factors, including, among others, the future performance of the Company, general market conditions and conditions relating to companies in industries similar to that of the Company. Accordingly, the Company cannot predict the prices at which the Class A common stock will trade following the adoption of the merger, just as the Company could not predict the price at which the Class A common stock and Class B common stock currently trade. On December 7, 2000, the last trading day prior to the public announcement that the Company intended to proceed with a transaction, the closing price of the Class A common stock and the Class B common stock was $33.25 per share and $32.375 per share, respectively, as reported on the NYSE. On January 24, 2001, the last trading day prior to the public announcement of the one-for-one exchange ratio, the closing price of the Class A common stock and the Class B common stock was $34.1875 per share and $33.875 per share, respectively, as reported on the NYSE.

    SECURITIES ACT OF 1933. The conversion of the Class B common stock into Class A common stock is being made pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act. Shares of Class A common stock issued upon effectiveness of the merger, other than any such shares held by affiliates of the Company within the meaning of the Securities Act, and other than shares received in respect of restricted shares, may be offered for sale and sold in the same manner as the existing Class A and Class B common stock without additional registration under the Securities Act. Affiliates of the Company and holders of restricted shares will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

DESCRIPTION OF THE CLASS A COMMON STOCK

    As indicated, the merger will automatically convert each share of Class B common stock outstanding on the effective date into one share of Class A common stock. The merger will not alter the terms of the Class A common stock. The terms of the Class A common stock are set forth in full in the Certificate of Incorporation attached as Exhibit A to the merger agreement. The following summary, therefore, should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the proposed Certificate of Incorporation.

    VOTING. As is currently the case with the Class A common stock, after the merger each share of Class A common stock will entitle its holder to one vote on all matters submitted to a vote of the stockholders following the 2001 annual meeting. The merger will dilute the relative voting power of the holders of the Class B common stock, because the holders of the Class B common stock currently have five votes per share. Please read "Proposal No. 2--Merger--Certain Effects of the Merger--Effects on Relative Ownership Interest and Voting Power."

    CONVERTIBILITY. Like the current Class A common stock, after the conversion the Class A common stock will not be convertible into another class of common stock or any other security of the Company. The Class B common stock is not convertible.

    PREEMPTIVE RIGHTS. Like the existing two classes of common stock, after the conversion the Class A common stock will not carry any preemptive rights entitling a holder to acquire any shares or other securities that the Company may issue, sell or offer for sale.

    TRANSFERABILITY; TRADING MARKET. Like the existing two classes of common stock, the Class A common stock will be freely transferable after the conversion. Implementation of the merger will not affect the listing of the Class A common stock on the NYSE.

    INCREASE IN AUTHORIZED CLASS A COMMON STOCK. The Certificate of Incorporation now authorizes a total of 255,000,000 shares, consisting of 5,000,000 shares of preferred stock, $1.00 par value, 150,000,000 shares of Class A common stock and 100,000,000 shares of Class B common stock. The merger will not alter the authorized preferred stock or increase the total number of shares of common stock, but will increase the authorized shares of Class A common stock from 150,000,000 to 250,000,000 and eliminate the Class B common stock. After implementation of the merger, approximately 79,524,528 shares of Class A common stock will be issued and outstanding and 34,950,000 additional shares of Class A common stock will be reserved for issuance under the Company's various benefit plans. Approximately 135,525,472 shares of Class A common stock will, therefore, be available for issuance from time to time thereafter for any proper corporate purpose, including stock splits, stock dividends, acquisitions, corporate restructurings, financings and benefit programs. No further action or authorization by the stockholders will be necessary prior to the issuance of the additional Class A common stock authorized pursuant to the amended Certificate of Incorporation unless applicable laws or NYSE regulations would require such approval in a particular case. However, the Company does not have any agreements, understandings, arrangements or plans that will result in the issuance of Class A common stock, except in relation to existing benefit plans and the rights agreement.

    STOCKHOLDER INFORMATION. The Company will deliver to the holders of the Class A common stock after the merger the same proxy statements, annual reports and other information and reports as it currently delivers to holders of Class A common stock and to holders of Class B common stock.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD

    The merger is subject to the approval of holders of both (1) a majority of the combined voting power of the outstanding Class A and Class B common stock as of the record date voting together as a single class, and (2) a majority of the Class B common stock as of the record date voting as a separate class. Abstentions and broker non-votes will be counted for the purpose of establishing a quorum, and will have the same effect as a vote against the merger.

    AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE MERGER.

 PROPOSAL NO. 3--RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS

    The Board of Directors, on the unanimous recommendation of the Audit Committee, has selected KPMG LLP to audit the books, records and accounts of the Company and its subsidiaries for the 2001 fiscal year. KPMG LLP has served as the Company's independent auditors since its appointment in 1981.
Representatives of KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if the representatives desire to do so.

    The Audit Committee approved all services provided by KPMG LLP for the fiscal year ended December 31, 2000. These services included the examination of the Company's consolidated financial statements and other services related to filings with the SEC. See "Report of the Audit Committee" for a discussion of auditor independence.

    If the stockholders do not approve the appointment of KPMG LLP, the Board of Directors will reconsider the selection of independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

AUDIT FEES

    The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q's for the 2000 fiscal year was $204,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by KPMG LLP for the 2000 fiscal year in connection with (1) directly or indirectly operating or supervising the operations of the Company's information system or managing the Company's local area network, or
(2) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

    The aggregate fees billed by KPMG LLP for all other services rendered were $475,447. The Audit Committee has considered whether KPMG LLP's independence is compatible with rendering all other non-audit services during fiscal year 2000.

                                 OTHER MATTERS

OTHER BUSINESS PRESENTED AT ANNUAL MEETING

    As of the date of this Proxy Statement, the Board knows of no other business that may properly be and is likely to be brought before the annual meeting. If a stockholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Act is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    In order for a proposal by a stockholder to be presented at an annual meeting of the Company's stockholders, the proposal must be included in the related proxy statement and proxy form. In order for a stockholder's proposal to be included in the proxy statement and proxy form for the annual stockholders' meeting in 2002, the proposal (1) must be received by the Company at its home office, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Daniel C. Schulte, Secretary, on or before November 26, 2001 and (2) must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws and the Company's bylaws.

WHERE YOU CAN FIND MORE INFORMATION

    The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at HTTP://WWW.SEC.GOV/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company. The Class A common stock and the Class B common stock is quoted on the NYSE. These reports, proxy statements and other information are also available for inspection at the offices of the New York Stock Exchange, 20 Broad Street, New York City, New York 10005.

    In addition, the Company's annual report on Form 10-K (without exhibits) is available via the Internet at the Company's website (WWW.WADDELL.COM). If you would like to request documents from the Company, please do so by April 18, 2001 to receive them before the annual meeting.

    You may request a copy of these filings (other than exhibits which are not specifically incorporated by reference herein) at no cost by writing or telephoning us at the following address:

                         Waddell & Reed Financial, Inc.
                               6300 Lamar Avenue
                          Overland Park, Kansas 66202
                                 (913) 236-2000

    You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the merger agreement. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than March 28, 2001.

                                          By Order of the Board of Directors

                                          /s/ Daniel C. Schulte

                                          Daniel C. Schulte
                                          VICE PRESIDENT, GENERAL COUNSEL &
                                          SECRETARY

                                   APPENDIX A
                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER, dated as of February 14, 2001 (the "Agreement"), by and between Waddell and Reed Financial, Inc., a Delaware corporation (the "Company"), and WDR Sub, Inc., a Delaware corporation wholly-owned by the Company ("Sub").

                                  WITNESSETH:

    WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders for the Company to enter into this Agreement and to effect the merger of Sub with and into the Company, with the Company as the surviving corporation (the "Merger"), pursuant to the terms and conditions set out in this Agreement, and to recommend and submit this Agreement for approval by the Company's stockholders;

    WHEREAS, the Board of Directors of Sub has unanimously approved this Agreement and deems the execution of this Agreement and the consummation of the Merger to be in the best interests of its stockholder;

    WHEREAS, as of the date of this Agreement, the authorized and outstanding capital stock of the Company is as follows: (1) 250,000,000 shares of common stock, par value $.01 per share (the "Company Common Stock), consisting of 150,000,000 shares designated Class A Common Stock (the "Class A Common Stock"), of which 43,383,361 shares are issued and outstanding, and 100,000,000 shares designated Class B Common Stock (the "Class B Common Stock"), of which 40,139,617 shares are issued and outstanding; and (2) 5,000,000 shares of preferred stock, par value $1.00 per share, of which 750,000 shares are designated Series A Junior Participating Preferred Stock, none of which are issued or outstanding.

    WHEREAS, the authorized and outstanding capital stock of Sub consists of 100 shares of common stock, par value $.01 per share (the "Sub Common Stock"), all of which are issued and outstanding and owned by the Company;

    WHEREAS, the Company and Sub are entering into this Agreement to set forth the terms and conditions of the Merger.

    NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereto agree as follows:

1.  MERGER

    1.1 THE MERGER. At the Effective Time (as defined in Section 1.3 below), Sub shall be merged with and into the Company under the terms of this Agreement and in accordance with the provisions of the Delaware General Corporation Law ("Delaware Law"), and the separate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation").

    1.2  EFFECTS OF THE MERGER.

        a. GENERALLY. The Merger shall have the effects as provided by Delaware Law and other applicable law.

        b. CERTIFICATE OF INCORPORATION AND BYLAWS. The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation, except that the certificate of incorporation shall, as a result of the Merger, be amended and restated as set forth in the form amended and restated certificate of incorporation attached to this Agreement as EXHIBIT A (the "Charter"). The bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, except that the bylaws shall, as a result of the Merger, be amended and restated as set forth in the form amended and restated bylaws attached to this Agreement as EXHIBIT B (the "Bylaws").

        c. BOARD OF DIRECTORS; OFFICERS. At the Effective Time, the Board of Directors of the Surviving Corporation shall be identical to the Board of Directors of the Company and the officers of the Surviving Corporation shall be identical to the officers of the Company, in each case until their respective successors have been duly elected or appointed and qualified and subject to the Charter and Bylaws.

    1.3. EFFECTIVE TIME. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article 3 of this Agreement, the parties shall file with the Secretary of State of the State of Delaware a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of Delaware Law. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time as is permissible in accordance with Delaware Law and as the Company and Sub shall agree and as specified in the Certificate of Merger (the time the Merger becomes effective being the "Effective Time").

2.  CONVERSION OF STOCK; TERMINATION OF CONVERTIBLE SECURITIES

    2.1 CONVERSION OF CLASS A COMMON STOCK. At the Effective Time, each share of issued Class A Common Stock, along with the right (a "Right") attached to such share pursuant to that certain Rights Agreement, dated as of April 28, 1999, between the Company and First Chicago Trust Company of New York, a New York trust company (the "Rights Agent"), as amended by that certain First Amendment to Rights Agreement, dated as of February 14, 2001, between the Company and the Rights Agent (the "Rights Agreement"), shall, by virtue of the Merger and without any action on the part of the holder thereof, remain one fully paid and validly issued, non-assessable share of Class A Common Stock of the Surviving Corporation and shall retain the Right attached to such share pursuant to the Rights Agreement.

    2.2 CONVERSION OF CLASS B COMMON STOCK. At the Effective Time, each issued share of Class B Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, become and be converted into one fully paid and validly issued, non-assessable share of Class A Common Stock (a "Converted Share"). Simultaneously, upon the conversion of each share of Class B Common Stock into a Converted Share, the Right attached to such share of Class B Common Stock under the Rights Agreement shall be cancelled, and a new Right shall be issued for each Converted Share in accordance with Section 3(c) of the Rights Agreement (except that the legend referred to therein shall only be required to be borne by a new certificate issued for such Converted Share).

    2.3 CANCELLATION OF SUB COMMON STOCK. At the Effective Time, each share of Sub Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and extinguished without any payment or other consideration made with respect thereto.

    2.4  EXCHANGE OF CERTIFICATES.

        a. Prior to the Effective Time, the Company shall appoint an exchange agent (the "Exchange Agent"), which may be the Company's stock transfer agent, to act as the Company's agent for the issuance of Class A Common Stock to holders of Class B Common Stock in the Merger.

        b. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Class B Common Stock, a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such certificates will pass, only upon proper delivery of such certificates to the Exchange Agent and shall be in such form and have such other provisions as the Exchange Agent may reasonable specify), and instructions for use in effecting the surrender of the certificates representing such shares of Class B Common Stock, in exchange for the shares of Class A Common Stock payable as a result of the Merger. Upon surrender to the Exchange Agent of a certificate or certificates formerly representing shares of Class B Common Stock and acceptance thereof by the Exchange Agent, the holder thereof shall be entitled to receive either a certificate or certificates representing the shares of Class A Common into which such shares of Class B Common Stock, formerly represented by such surrendered certificate or certificates, shall have been converted at the Effective Time pursuant to the Merger. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Class B Common Stock and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of certificates representing shares of Class A Common Stock allocable to the shares of Class B Common Stock represented by such certificate or certificates. If any certificate representing shares of Class A Common Stock is to be issued to a name other than that in which the certificate for the Class B Common Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Company, or its transfer agent, any transfer or other taxes required by reason of the issuance of certificates in, or payment of cash to, a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable.

        c.  After the Effective Time and until surrendered as set forth in this
    Section 2.4, certificates theretofore representing shares of Class B Common Stock shall be deemed for all purposes as evidencing ownership of the number of shares of Class A Common Stock into which such shares shall have been converted by virtue of the Merger and the Rights attaching thereto pursuant to the Rights Agreement (as described in Section 2.2 of this Agreement).

        d. The Company and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Class B Common Stock such amounts as the Company or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law applicable to the making of such payment. To the extent that amounts are so withheld by the Company or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holders of the shares of Class B Common Stock in respect of which such deduction and withholding was made by the Company or the Exchange Agent.

        e. No party to this Agreement shall be liable to any person or entity in respect of any shares or amounts paid or delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        f. In the event any certificate or certificates formerly representing shares of Class B Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or certificates to be lost, stolen or destroyed, and if required by the Surviving Corporation and the Exchange Agent, the posting by such person of a bond in such amount as the Surviving Corporation may reasonably require as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the consideration deliverable in respect thereof as determined in accordance with this Article 2.

3.  CONDITIONS.

    The obligations of the parties hereto to consummate the Merger are subject to the satisfaction of each of the following conditions:

    3.1 STOCKHOLDER APPROVAL. This Agreement and the Merger contemplated hereby shall have been duly approved by a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as one class and by a majority of the outstanding shares of Class B Common Stock voting as a separate Class. In addition, this Agreement and the Merger shall have been duly approved and adopted by the Company, as the sole holder of Sub Common Stock.

    3.2 NO INJUNCTION OR PROCEEDING. No preliminary or permanent injunction, temporary restraining order or other decree of a court, legislature or other agency or instrumentality of federal, state or local government (a "Governmental Entity") shall be in effect, no statute, rule or regulation shall have been enacted by a Governmental Entity and no action, suit or proceeding by any Governmental Entity shall have been instituted or threatened, which prohibits or materially challenges the consummation of the Merger.

    3.3 OTHER APPROVALS. All other filings, consents and approvals and the satisfaction of all other requirements that are necessary, in the opinion of the Company, for the consummation of the Merger and other transactions contemplated by this Agreement shall have been obtained.

    3.4 APPROVAL OF NYSE. The New York Stock Exchange shall have approved the listing of the additional shares of Class A Common Stock issuable pursuant to
Section 2.2 of this Agreement.

4.  TERMINATION; AMENDMENT

    4.1 TERMINATION OF AGREEMENT. This Agreement may be terminated by the Company at any time before the Effective Time if for any reason consummation of the Merger is inadvisable in the sole discretion of its Board of Directors. Such termination shall be effected by written notice by the Company to Sub. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of the Company or Sub or the directors, officers, employees, agents or stockholders of any of them.

    4.2 AMENDMENT. This Agreement may be amended or modified at any time by mutual written agreement of the parties (a) in any respect prior to the approval hereof by the stockholders of the Company entitled to vote hereon, and (b) in any respect subsequent to such approval, provided that any such amendment or modification subsequent to such approval shall not (i) change the method of converting shares of Class B Common Stock into shares of Class A Common Stock,
(ii) alter or change any provision of the Charter or Bylaws of the Surviving Corporation that would require the approval of stockholders, or (iii) otherwise materially adversely affect the stockholders of the Company.

5.  MISCELLANEOUS

    5.1 SUCCESSORS. This Agreement shall be binding on the successors of the Company and Sub.

    5.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts.

    5.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

    5.4 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement is intended to confer upon any person or entity not a party to this Agreement any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, the Boards of Directors of the parties hereto have approved this Agreement and the duly authorized officers of each have executed this Agreement on their behalf as of the date first above written.

                                                       WADDELL & REED FINANCIAL, INC.

                                                       By:  /s/ KEITH A. TUCKER
                                                            -----------------------------------------
                                                            Name: Keith A. Tucker
                                                            Title: Chairman of the Board and CEO

                                                       WDR SUB, INC.

                                                       By:  /s/ ROBERT L. HECHLER
                                                            -----------------------------------------
                                                            Name: Robert L. Hechler
                                                            Title: President

                                   EXHIBIT A
                                    FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         WADDELL & REED FINANCIAL, INC.

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         WADDELL & REED FINANCIAL, INC.

    Waddell & Reed Financial, Inc., a corporation incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on December 24, 1981, under the name of LIBFIN Company desiring to amend and restate its Certificate of Incorporation, does hereby certify as follows:

    1. Said Certificate of Incorporation is hereby amended and restated so as to read as follows:

    FIRST: NAME.

    The name of the corporation (which is hereinafter referred to as the "CORPORATION") is:

                         WADDELL & REED FINANCIAL, INC.

    SECOND: REGISTERED OFFICE AND AGENT.

    The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, in the County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

    THIRD: PURPOSE.

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: CAPITAL STOCK.

    4.1 AUTHORIZED SHARES. The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be two hundred fifty-five million (255,000,000), of which two hundred fifty million (250,000,000) shares are to be Class A Common Stock, having a par value of one cent ($0.01) each; and five million (5,000,000) shares are to be Preferred Stock, having a par value of one dollar ($1.00) each.

    4.2  COMMON STOCK.

        4.2.1 As used herein, the term "COMMON STOCK" means the Class A Common Stock.

        4.2.2 The holder of each outstanding share of Common Stock shall be entitled to one vote in person or by proxy for each share on all matters upon which the stockholders of the Corporation are entitled to vote.

        4.2.3 Authority is hereby expressly granted to the Board of Directors or any duly authorized committee thereof from time to time to issue any authorized but unissued shares of Common Stock for such consideration and on such terms as it may determine.

        4.2.4 At any meeting of stockholders, the presence in person or by proxy of the holders of shares entitled to cast a majority of all the votes which could be cast at such meeting by the holders of all of the outstanding shares of stock of the Corporation entitled to vote on every matter that is to be voted on at such meeting shall constitute a quorum.

        4.2.5 At every meeting of stockholders, (i) in all matters other than the election of directors, a majority of the votes which could be cast at such meeting upon a given question and (ii) in the case of the election of directors, a plurality of the votes which could be cast at such meeting upon such election, by such holders who are present in person or by proxy, shall be necessary, in addition to any vote or other action that may be expressly required by the provisions of this Certificate of Incorporation, the Bylaws of the Corporation, or by the law of the State of Delaware, to decide such question or election, and shall decide such question or election if no such additional vote or other action is so required.

        4.2.6 Subject to the rights of any holders of Preferred Stock to elect directors as provided in this Certificate of Incorporation, stockholder action can be taken only at an annual or special meeting of stockholders and stockholder action may not be taken by written consent in lieu of a meeting.

    4.3  PREFERRED STOCK.

        4.3.1 Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock, for such consideration and on such terms as it may determine, as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, powers and relative participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

       (a) the distinctive designation of, and the number of shares comprising, such series, which number may be (except where otherwise provided by the Board of Directors in creating such series) increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

       (b) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

       (c) whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices, and other terms and conditions of such redemption;

       (d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

       (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

       (f) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

       (g) the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

       (h) any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

        4.3.2 All shares of any one series of Preferred Stock shall be identical in all respects except as to the dates from which dividends thereon may be cumulative. All series of the Preferred Stock shall rank equally and be identical in all respects except as otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock.

        4.3.3 Except as otherwise required by law, Section 4.3.4 hereof, or provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of Common Stock shall have the exclusive power to vote; and the holders of Preferred Stock shall have no voting power whatsoever. Except as otherwise provided in such a resolution or resolutions or in Section 4.3.4 hereof, the number of authorized shares of the Preferred Stock may be increased or decreased by the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation entitled to vote.

        4.3.4 DESIGNATION OF THE RIGHTS AND PREFERENCES OF THE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK. 750,000 shares of the authorized Preferred Stock are hereby designated Series A Junior Participating Preferred Stock ("Series A Junior Participating Preferred Stock"). The rights and preferences of the Series A Junior Participating Preferred Stock are as follows:

       (a) DIVIDENDS.

           (1) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August and November in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or
               (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after April 28, 1999 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (2) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph 4.3.4(a)(1) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

           (3) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first

               Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

       (b) VOTING RIGHTS. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

           (1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (2) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

           (3) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six
               (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two
               (2) directors.

           (4) During any default period, the voting right described in section 4.3.4(b)(3) of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to section 4.3.4(b)(5) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two
               (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or PARI PASSU with the Series A Junior Participating Preferred Stock.

           (5) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this section 4.3.4(b)(5) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this section 4.3.4(b)(5), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

           (6) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Section 4.3.4(b)(4)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Section 4.3.4(b) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

           (7) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and
               (z) the number
               of directors shall be such number as may be provided for in the certificate of incorporation or by-laws irrespective of any increase made pursuant to the provisions of section 4.3.4(b)(4) (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

           (8) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

       (c) CERTAIN RESTRICTIONS.

           (1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 4.3.4(a) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

                (iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

           (2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section (1) of this 4.3.4(c), purchase or otherwise acquire such shares at such time and in such manner.

       (d) REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

       (e) LIQUIDATION, DISSOLUTION OR WINDING UP.

           (1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $100 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (3) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

           (2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

           (3) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

       (f) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

       (g) NO REDEMPTION. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

       (h) RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

       (i) AMENDMENT. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

       (j) FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

    4.4 DIVIDENDS. Whenever dividends upon the Preferred Stock are at the time outstanding and the dividend preference to which such stock is entitled shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash, stock or otherwise; and the holders of shares of Preferred Stock shall not be entitled to share therein, subject to the provisions of Section 4.3.4 hereof and the provisions of the resolution or resolutions creating any series of Preferred Stock.

    4.5 LIQUIDATION. In the event of any liquidation, dissolution, or winding up of the Corporation or upon the distribution of the assets of the Corporation remaining, after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in the resolution or resolutions creating any series thereof, the remaining assets of the Corporation shall be divided and distributed among the holders of the Common Stock ratably, except as may otherwise be provided in any such resolution or resolutions. Neither the merger or consolidation of the Corporation with another corporation nor the sale or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation or a distribution of its assets.

    4.6 AMENDMENT OF CERTIFICATE OF INCORPORATION. Except as otherwise provided by law or by this Certificate of Incorporation, and subject to any rights of the holders of Preferred Stock, the provisions of this Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of a majority of the shares of the Common Stock entitled to vote.

    FIFTH: DIRECTORS.

    5.1 STAGGERED BOARD. The Board of Directors shall consist of not less than seven nor more than 15 persons. Subject to any rights of holders of Preferred Stock to elect directors under specified circumstances, the exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist initially of four Class I directors, four Class II directors and two Class III directors. Class I directors shall be elected initially for a one-year term, Class II directors initially for a two-year term and Class III directors initially for a three-year term. At each succeeding annual meeting of stockholders beginning in 1999, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires or until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the Board of Directors then in office, even if less than a quorum or a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article Fifth unless expressly provided by such terms.

    5.2 ELECTION. No holder of Common Stock shall have the right to exercise cumulative voting rights. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

    5.3 REMOVAL. Subject to the rights of holders of Preferred Stock to elect directors under specified circumstances, directors may be removed only for cause and only upon the affirmative vote of holders of at least 80% of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

    SIXTH: BYLAWS.

    The Board of Directors is expressly authorized and empowered to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaws made by the Board of Directors.

    SEVENTH: PREEMPTIVE RIGHTS.

    No holder of Preferred Stock or Common Stock of the Corporation shall have any preemptive right as such holder (other than such right, if any, as the Board of Directors in its discretion may by resolution determine pursuant to this Article Seventh) to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants or any instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares, whether such shares, securities, warrants or other instruments are now, or shall hereafter be, authorized, unissued or issued and thereafter acquired by the Corporation.

    EIGHTH:

    8.1  ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS.

    The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for paying a dividend or approving a stock repurchase in violation of Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 8.1 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

    8.2  INDEMNIFICATION AND INSURANCE.

        8.2.1 RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "PROCEEDING"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director or officer of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 8.2.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The

    Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

        8.2.2 RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 8.2.1 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        8.2.3 NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        8.2.4 INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

    2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 242, of the General Corporation Law of the State of Delaware and has been duly adopted in accordance with the provisions of the Certificate of Incorporation of the Corporation heretofore amended.

    3. This Amended and Restated Certificate of Incorporation shall become effective at the time it is filed in the office of the Secretary of State of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this instrument to be signed in its name by its Chairman and attested by its Secretary.

                                                       WADDELL & REED FINANCIAL, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name: Keith A. Tucker
                                                            Title: Chairman of the Board and
                                                            Chief Executive Officer

ATTESTED:

     -----------------------------------------
     Name: Daniel C. Schulte
     Title: General Counsel and Secretary
By:

                                   EXHIBIT B
                                    FORM OF
                              AMENDED AND RESTATED
                                   BYLAWS OF
                        WADDELL AND REED FINANCIAL, INC.

                          AMENDED AND RESTATED BYLAWS
                                       OF
                         WADDELL & REED FINANCIAL, INC.
                         EFFECTIVE AS OF APRIL  , 2001

                               ARTICLE I. OFFICES

    Section 1.  REGISTERED OFFICE:

    The registered office shall be established and maintained at the office of the Corporation Trust Company, in the City of Wilmington, in the County of New Castle, in the State of Delaware, and said corporation shall be the registered agent of this corporation in charge thereof.

    Section 2.  OTHER OFFICES:

    The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the Corporation may require. The principal place of business of the Corporation shall be in Overland Park, Kansas.

                      ARTICLE II. MEETINGS OF STOCKHOLDERS

    Section 1.  STOCKHOLDER ACTION:

    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Subject to rights of holders of Preferred Stock to elect additional directors under specified circumstances, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or the Chairman of the Board, upon not less than ten nor more than sixty days' written notice.

    Section 2.  ANNUAL MEETINGS:

    Annual meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the principal executive offices of the Corporation in Kansas on the last Wednesday of April. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect members of a class of the Board of Directors, and they may transact such other corporate business as may properly come before the meeting. If the presiding officer at an annual meeting determines that business was not properly brought before the annual meeting, the presiding officer shall declare to the meeting that such business was not properly brought before the meeting and such business shall not be transacted.

    Section 3.  VOTING AND PROXIES:

    In accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these Bylaws each holder of Class A Common Stock shall be entitled to one vote, in person or by proxy, per share. No proxy shall be voted after eleven months from its date unless such proxy provides for a longer period. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. Voting at meetings of stockholders need not be by written ballot unless such is demanded at the meeting before voting begins by any stockholder. If a vote is taken by written ballot, then each such ballot shall state the name of the stockholder or proxy voting and such other information as the chairperson of the meeting deems appropriate, and if authorized by the Board of Directors, the ballot may be submitted by electronic transmission in the manner provided by law. All elections for directors shall be decided by a plurality of votes cast; all other questions shall be decided by a majority of votes cast, except as otherwise provided by these Bylaws, the Certificate of Incorporation or the laws of the State of Delaware.

    A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting on a reasonably accessible electronic network as permitted by law (provided that the information required to gain access to the list is provided with the notice of the meeting) or during the ordinary business hours at the principal place of business of the Corporation. If the meeting is held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

    Section 4.  QUORUM:

    A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of stockholders. In determining whether a quorum is present treasury shares shall not be counted. If less than a majority of the outstanding shares are represented, a majority of the shares so represented may adjourn the meeting from time to time without further notice, but until a quorum is secured no other business may be transacted. The stockholders present at a duly organized meeting may continue to transact business until an adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

    Section 5.  NOTICE OF MEETINGS:

    Notice, stating the place, if any, date and time of the special or annual meeting, and the general nature of the business to be considered, shall be given in writing or by electronic transmission in the manner provided by law (including, without limitation, as set forth in Article VI, Section 11 of these Bylaws) to each stockholder entitled to vote thereat at such stockholder's address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business shall be transacted at any special meeting other than that stated in the notice of such special meeting. No business shall be transacted at any annual meeting other than that stated in the notice of such annual meeting or brought before the annual meeting by or at the direction of the Board. A stockholder proposal of business to be considered at an annual meeting will be included in the notice of such annual meeting and considered by the stockholders thereat if: (a) such proposal is delivered, in writing, to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 120 days in advance of the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, delivery of such proposal by the stockholder, to be timely, must be so delivered not earlier than the close of business on the later of: (i) the 120th day prior to such meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made, (b) such proposal is a proper matter for stockholder action and (c) the stockholder complies with all requirements of applicable law, including without limitation, the Securities and Exchange Act of 1934, as amended.

                             ARTICLE III. DIRECTORS

    Section 1.  NUMBER, ELECTION AND TERMS:

    The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than seven nor more than 15 persons. Subject to any rights of holders of Preferred Stock to elect directors under specified circumstances, the exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial Board of Directors elected following the filing of this Certificate of Incorporation shall consist of four Class I directors, four Class II directors and two
Class III directors. Class I directors shall be elected initially for a one-year term, Class II directors initially for a two-year term and Class III directors initially for a three-year term. At each succeeding annual meeting of stockholders beginning in 1999, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors need not be stockholders.

    Section 2.  RESIGNATIONS:

    Any director, member of a committee or other officer may resign at any time upon notice given in writing or by electronic transmission, and such resignation shall take effect at the time of its receipt by the Chief Executive Officer or Secretary or at such other time as may be specified therein. The acceptance of a resignation shall not be necessary to make it effective.

    Section 3.  NEWLY CREATED DIRECTORSHIPS AND VACANCIES:

    Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless the Board of Directors otherwise determine, be filled by a majority vote of the directors then in office even if less than a quorum remain on the Board of Directors, or if all of the directors shall have been removed, by stockholders with a majority of the outstanding shares of stock, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

    If the office of any member of a committee or other officer becomes vacant, the directors in office, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

    Subject to the rights of holders of Preferred Stock to elect directors under specified circumstances, directors may be removed only for cause and only upon the affirmative vote of holders of at least 80% of the then outstanding shares of stock entitled to vote generally in the election of directors.

    If the holders of any series of Preferred Stock then outstanding are entitled to elect one or more directors, these provisions shall not apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that series and the rights of the holders of such shares shall be as set out in the Certificate of Designations, Preferences and Rights for such shares.

    Section 4.  POWERS:

    The Board of Directors shall exercise all the powers of the Corporation except such as are by law, or by the Certificate of Incorporation of the Corporation or by these Bylaws conferred upon or reserved to the stockholders.

    Section 5.  ELECTION OF COMMITTEE MEMBERS:

    At each annual meeting or at any regular meeting of the Board of Directors, the directors may, by resolution or resolutions passed by a majority of the whole Board, designate directors to serve as members of the executive committee, the compensation committee, the finance committee, the nominating committee, and the audit committee until the next annual meeting of the Board of Directors or until their successors shall be duly elected and qualified or their earlier resignation or removal. At any regular or special meeting of the Board of Directors, the directors may elect additional advisors for these committees. Such advisors may or may not be members of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or for the period of time designated by the Board. The Board of Directors may from time to time provide for such other committees as may be deemed necessary and assign to such committees such authority and duties as are appropriate and allowed by Delaware law.

    Section 6.  MEETINGS:

    The directors may hold their annual meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by resolution of the directors.

    Annual meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

    Special meetings of the Board of Directors may be called by the Chief Executive Officer at any time or by the Secretary on the written request of any two directors upon at least twelve hours personal notice to each director. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by the person or persons calling the meeting. Such special meetings shall be held at such place or places as may be determined by the Chief Executive Officer or the directors calling the meeting, and shall be stated in the notice of the call of the meeting.

    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

    Section 7.  QUORUM:

    A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

    Section 8.  COMPENSATION:

    Directors shall not receive any stated salary for their services as directors or as members of committees, except that by resolution of the Board of Directors, retainer fees, meeting fees, expenses of attendance at meetings and other benefits and payments may be authorized. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefore.

    Section 9.  ACTION WITHOUT MEETING:

    Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee, respectively. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

    Section 10.  AMENDMENT, REPEAL AND ADOPTION:

    Notwithstanding anything contained in these Bylaws to the contrary the shareholders may only amend or repeal, or adopt any provision inconsistent with this Article III, with the affirmative vote of the holders of at least 80% of the shares of the Corporation entitled to vote generally in the election of directors.

                        ARTICLE IV. STANDING COMMITTEES

    Section 1.  EXECUTIVE COMMITTEE:

    The executive committee of the Board of Directors shall consist of the Chairman of the Board, the president, and not less than three nor more than eight members elected by the directors from their own number. The chairman of this committee shall be appointed by the Chairman of the Board. The executive committee in the interim between meetings of the Board of Directors shall exercise all of the powers of the Board of Directors.

    Section 2.  COMPENSATION COMMITTEE:

    The compensation committee shall consist of not less than two nor more than eight members. The chairman of this committee shall be appointed by the Chairman of the Board. The compensation committee shall prescribe the compensation of all officers having an annual compensation of one hundred fifty thousand dollars ($150,000) or more and administer all of the Corporations benefit and stock option plans. The compensation of all other officers shall be determined by the Chief Executive Officer.

    Section 3.  AUDIT COMMITTEE:

    The audit committee shall consist of not less than three nor more than eight members elected by the directors from among their own number; provided, however, that a majority of the members of the committee shall be outside directors. The chairman of this committee shall be elected by the full Board of Directors, or if the chairman is not so elected by the full Board of Directors or if the chairman elected by the full Board of Directors is not present at a particular meeting, the members of the audit committee may designate a chairman by majority vote of the committee membership in attendance. The audit committee shall recommend to the Board the firm to be employed by the Corporation as its external auditor; shall consult with the persons chosen to be the external auditors with regard to the plan of audit; shall review the fees of the external auditors for audit and non-audit services; shall review, in consultation with the external auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; shall review with management and the external auditor before publication or issuance, the annual financial statements, and any annual reports to be filed with the Securities and Exchange Commission; shall consult with the external auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of the internal auditing and general accounting functions of the Corporation; shall consult with the internal auditors (periodically, as appropriate, out of the presence of management) with regard to cooperation of corporate divisions with the internal auditing and accounting departments and the adequacy of corporate systems of accounting and controls; shall serve as a communications liaison between the Board of Directors, the external auditors, and the internal auditors; and shall perform such other duties not inconsistent with the spirit and purpose of the committee as are delegated to it by the Board of Directors.

    Section 4.  FINANCE COMMITTEE:

    The Board of Directors may elect from its membership a finance committee of not less than three nor more than eight members elected by the directors from among their own number. The chairman of this committee shall be appointed by the Chairman of the Board. The finance committee shall have special charge and control of all financial affairs of the Company. The principal functions and responsibilities of the finance committee are to: review and approve investment and loan policies; review and approve asset-liability management policies; monitor corporate financial results; recommend corporate financial actions, including dividends and capital financing. The finance committee shall make recommendations to the Board of Directors with respect to the terms and provisions of any issue of securities of the Company, including equity and debt securities, and shall serve as the pricing committee in connection with any such financing and shall authorize the execution of such underwriting agreements as may be necessary or desirable to effectuate such issue.

    Section 5.  NOMINATING COMMITTEE:

    The nominating committee shall consist of all non-employee (outside) directors of the Company. The chairman of this committee shall be appointed by the Chairman of the Board. The nominating committee shall meet periodically to review the qualifications of potential Board candidates from whatever source received; shall report its findings to the Board and propose nominations for Board membership for approval by the Board and for submission to stockholders for approval; and shall review and make recommendations to the Board, where appropriate, concerning the size of the Board and the frequency of meetings. The nominating committee shall have and exercise all such power as it shall deem necessary for the performance of its duties.

    Section 6.  MEETINGS:

    Meetings of the executive committee, the finance committee, the nominating committee, the compensation committee, and the audit committee shall be held on call of the Chairman of the Board or any committee member. Meetings may be held informally, by telephone, or by mail, and it is not necessary that members of the committee be physically present together in order for a meeting to be held. The greater of two or one-third of the members of a committee shall constitute a quorum.

                              ARTICLE V. OFFICERS

    Section 1.  OFFICERS:

    The officers of the Corporation shall be a President, such Vice-Presidents as shall from time to time be deemed necessary, a Secretary, a Treasurer, and such other officers as may be deemed appropriate. A Chairman of the Board and a Vice Chairman of the Board may also be elected. All such officers shall be elected by the Board of Directors and shall hold office until their successors are elected and qualified. None of the officers of the Corporation need be directors. More than one office may be held by the same person.

    Section 2.  CHAIRMAN OF THE BOARD:

    In the event that there is a Chairman of the Board, he shall preside at all meetings of the Board of Directors and stockholders. He shall have and perform such duties as usually devolve upon his office and such other duties as are prescribed by the Bylaws and by the Board of Directors.

    Section 3.  VICE CHAIRMAN OF THE BOARD:

    The Vice Chairman of the Board shall in the absence or inability to act of the Chairman of the Board preside at all meetings of the Board of Directors and stockholders, and exercise and discharge the responsibilities and duties of the Chairman of the Board. He shall have and perform such other duties as may be prescribed or assigned by the Board of Directors or the Chairman of the Board.

    Section 4.  PRESIDENT:

    The President shall perform such duties as usually devolve upon his office and such other duties as are prescribed by these Bylaws, by the Board of Directors, and by the Chairman. In the absence or inability to act of the Chairman of the Board and the Vice Chairman of the Board or if the offices of Chairman of the Board and Vice Chairman of the Board shall be vacant, the President shall have and exercise all the powers and duties of such office. If the Chairman of the Board, Vice Chairman of the Board or the President is absent from any meeting of the Board of Directors or stockholders where either was to have presided, the other directors shall elect one of their number to preside at the meeting.

    Section 5.  EXECUTIVE VICE PRESIDENT:

    The Executive Vice President shall be the chief operating officer of the Corporation, unless the Board elects a separate Chief Operating Officer, and shall perform such duties as may be assigned to him from time to time by these Bylaws, by the Board of Directors, and by the President.

    Section 6.  VICE PRESIDENTS:

    The Vice Presidents shall perform such duties as may be assigned to them from time to time by these Bylaws, the Board of Directors, the Chairman of the Board, or the President.

    Section 7.  TREASURER:

    The Treasurer shall have custody of all funds of the Corporation. The Treasurer shall have and perform such duties as are incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman, or the President.

    Section 8.  SECRETARY:

    The Secretary shall keep minutes of all meetings of the stockholders and the Board of Directors unless otherwise directed by those bodies. The Secretary shall have custody of the corporate seal, and the Secretary or any Assistant Secretary shall affix the same to all instruments or papers requiring the seal of the Corporation. The Secretary, or in his absence, any Assistant Secretary, shall attend to the giving and serving of all notices of the Corporation. The Secretary shall perform all the duties incident to the office of Secretary, subject to the control of the Board of Directors, and shall do and perform such other duties as may from time to time be assigned by the Board of Directors, the Chairman, or the President.

    Section 9.  OTHER OFFICERS AND AGENTS:

    The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

    Section 10.  CHIEF EXECUTIVE OFFICER:

    The Chairman of the Board shall serve as the chief executive officer of the Corporation. Subject to the control of the Board of Directors, the Chairman of the Board shall be vested with authority to act for the Corporation, and shall have general and active management of the business of the Corporation and such other general powers and duties of supervision and management as usually devolve upon such office and as may be prescribed from time to time by the Board of Directors.

    Section 11.  ELECTION AND TERM:

    The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting held after each annual meeting of stockholders. Each officer shall hold office at the pleasure of the Board of Directors until his death, resignation, retirement, or removal. Any officer may be elected by the Board of Directors at other than annual meetings to serve until the first meeting of the Board of Directors held after the annual meeting of stockholders next following his election.

                           ARTICLE VI. MISCELLANEOUS

    Section 1.  CERTIFICATES OF STOCK:

    A certificate of stock or certificates of stock, signed by the Chairman or Vice Chairman of the Board, the President or Vice-President, the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant

Secretary, shall be adopted by the Board of Directors and shall be issued to each stockholder certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures may be facsimiles.

    Section 2.  LOST CERTIFICATES:

    The Board of Directors may order a new certificate or certificates of stock to be issued in the place of any certificate or certificates of the Corporation alleged to have been lost or destroyed, but in every such case the owner of the lost certificate or certificates shall first cause to be given to the Corporation or its authorized agent a bond in such sum as said Board may direct, as indemnity against any loss that the Corporation may incur by reason of such replacement of the lost certificate or certificates; but the Board of Directors may, at their discretion refuse to replace any lost certificate of stock save upon the order of some court having jurisdiction in such matter and may cause such legend to be inscribed on the new certificate or certificates as in the Board's discretion may be necessary to prevent loss to the Corporation.

    Section 3.  TRANSFER OF SHARES:

    The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books, and ledgers, or to the authorized agent of the Corporation, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the stock and transfer books.

    The Corporation may decline to register on its stock books transfers of stock standing in the name of infants, unless (a) the law of the state of which the infant is a resident relieves the Corporation of all liability therefore in case the infant or anyone acting for him thereafter elects to rescind such transfer, or (b) a court having jurisdiction of the infant and the subject matter enters a valid decree authorizing such transfer.

    Section 4.  FRACTIONAL SHARES:

    No fractional part of a share of stock shall ever be issued by this Corporation.

    Section 5.  STOCKHOLDERS RECORD DATE:

    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    Section 6.  DIVIDENDS:

    Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefore at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any fund of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or to serve as a fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation. The Corporation may decline to pay cash dividends to infant stockholders except where full and valid release may be granted by the infant or under a decree of court of competent jurisdiction.

    Section 7.  SEAL:

    The corporate seal shall consist of two concentric circles between which shall be "WADDELL & REED FINANCIAL, INC." with a representation of the Corporate Logogram in the center.

    Section 8.  FISCAL YEAR:

    The fiscal year of the corporation shall be the calendar year or such other period as shall be determined by resolution of the Board of Directors.

    Section 9.  CHECKS:

    All checks, drafts or other orders for the payment off money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

    Section 10. FORM OF RECORDS: Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, diskettes or any other information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the Delaware General Corporation Law.

    Section 11. NOTICE: (a) Except as otherwise specifically provided in these Bylaws (including, without limitation, the provisions of Article VI, Section 11(b) below) or required by law, all notices required to be given pursuant to these Bylaws shall be in writing and may in every instance be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the United States mail, postage prepaid, or by sending such notice by prepaid telegram, telex, overnight express courier, mailgram or facsimile. Any such notice shall be addressed to the person to whom notice is to be given at such person's address as it appears on the records of the Corporation. The notice shall be deemed given (i) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (ii) in the case of delivery by mail, upon deposit in the mail, (iii) in the case of delivery by overnight express courier, when dispatched, and (iv) in the case of delivery via telegram, telex, mailgram or facsimile, when dispatched.

    (b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Article VI, Section 11(b) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

    (c) An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

    Section 12. WAIVER OF NOTICE: Whenever notice is required to be given under any provision of these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice.

                            ARTICLE VII. AMENDMENTS

    Except as otherwise provided in Article III of these Bylaws, these Bylaws may be altered or repealed and Bylaws may be adopted at any annual meeting of the stockholders, or at any special meeting thereof if notice of the proposed alteration or repeal or Bylaw or Bylaws to be adopted is contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or without any stockholder action by the affirmative vote of a majority of the Board of Directors, at any annual meeting of the Board of Directors, or at a special meeting of the Board of Directors, if notice of the proposed alteration or repeal, or Bylaw or Bylaws to be adopted, is contained in the notice of such special meeting.

                                   APPENDIX B
                            AUDIT COMMITTEE CHARTER

                         WADDELL & REED FINANCIAL, INC.
                            AUDIT COMMITTEE CHARTER

I.  PURPOSE AND ROLE

    The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing in conjunction with the internal and external auditors of the Corporation: (i) the financial statements provided by Waddell & Reed Financial, Inc. (the "Corporation") to the SEC to satisfy its periodic reporting responsibilities under the Securities Exchange Act of 1934; (ii) the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally.

    All of the requirements in this Charter are qualified by the understanding that the role of the Audit Committee is to act in an oversight capacity and is not intended to imply or require a detailed review of the work performed by the independent auditors unless specific circumstances are brought to its attention warranting such a review.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board. All of the members of the Audit Committee must (i) be free of any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation, and (ii) not be subject to any of the other restrictions on independence set forth in Rule 303.01(B)(3) of the New York Stock Exchange ("NYSE").

    All of the members of the Committee shall possess a basic understanding of financial statements, including a company's balance sheet, income statement and cash flow statement or be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise, as the Board, in its business judgement, interprets such qualification.

    The members of the Committee shall be elected by the Board at the annual or at any regular meeting of the Board. The members of the Committee shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. If a Chair is not elected by the full Board or is not present at a particular meeting, the members of the Committee may designate a Chair by majority vote of the Committee membership in attendance.

III.  MEETINGS

    The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee should meet at least annually with management, the manager of the internal auditing department, the independent auditors, and as a Committee, in separate executive sessions, to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent auditors and financial management quarterly either in person or telephonically, to review the Corporation's interim financial statements consistent with Section IV.3 below. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting.

IV.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall perform the following:

DOCUMENTS/REPORTS REVIEW

     1. The Committee has adopted this Charter following its approval by the Board of Directors based upon the recommendation of the Committee. The Committee shall review, and reassess the adequacy of, this Charter at least annually. The Charter shall be included as an appendix to the Corporation's proxy statement for its annual meeting of stockholders at least once every three years.

     2. Review and discuss with management and the independent auditors the Corporation's annual audited financial statements prior to filing or distribution. This review and discussion should encompass the results of the audit, including significant issues regarding accounting principles, practices and judgments.

     3. Review with financial management and the independent auditors the quarterly financial results prior to the earlier of the release of earnings or the filing of the Quarterly Report on Form 10-Q. The Chair of the Audit Committee may represent the entire Committee for purposes of this review. In connection with such review, the Audit Committee should ensure that the communications and discussions with the independent auditors contemplated by Statement of Auditing Standards No. 71 (as may be modified or amended) have been received and held.

INDEPENDENT ACCOUNTANTS

     4. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.

     5. Require that the independent auditors for the Corporation understand that they are ultimately accountable to the Committee and the Board of Directors and that the Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement.

     6. Require that the independent auditors submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board Statement No. 1 (as may be modified or amended) delineating all relationships between them and the Corporation and actively engage in a dialogue with the Committee with respect to any disclosed relationships or services that may impact their objectivity and independence and recommend that the Board of Directors take appropriate action in response to the report of the independent auditors to satisfy itself of the outside auditor's independence.

     7. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     8. In conjunction with management and the independent auditors, review the independent auditors' audit plan--discussing and questioning the adequacy, scope, limitations, staffing, reliance upon management, and internal audit and general audit approach of the audit plan.

FINANCIAL REPORTING PROCESSES

     9. In consultation with management, the independent auditors, and the manager of the internal auditing department, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial reporting risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

    11. Discuss with the independent auditors the matters contemplated by Statement of Auditing Standards No. 61 (as may be modified or amended), including, without limitation, the independent accountant's judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting.

    12. Based on, among other things, the review and discussions referred to in subsections 2, 6 and 11 of this Section IV, recommend to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.

    13. Prepare a report of the Committee to be included in the Corporation's proxy statement for its Annual Meeting of Stockholders satisfying the requirements of Item 7 of Schedule 14A and Item 306 of Regulation S-K.

MISCELLANEOUS

    14. Nothing in this Charter will, or will be deemed to, decrease or modify in any manner adverse to any member of the Audit Committee, such member's right to rely on statements and certifications made by the Corporation's officers, employees, agents, counsel, experts and auditors.

    15. Nothing in this Charter will, or will be deemed to, adversely affect in any manner the rights of members of the Audit Committee to indemnification and advancement of expenses under the Certificate of Incorporation or Bylaws of the Corporation or under any contract, agreement, arrangement or understanding benefiting such member.

    16. Notwithstanding any other provision of this Charter, no provision of this Charter will, except to the extent required by applicable law, be construed to create any duty, liability or obligation on the part of the Audit Committee or any of its members.

                              WADDELL & REED FINANCIAL, INC.

                                         PROXY

                     FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
                           WADDELL & REED FINANCIAL, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Keith A. Tucker and Henry J. Herrmann, jointly and severally with full power of substitution, to represent and vote, as represented on the reverse side, all shares of Company Class A and Class B common stock which the undersigned holds of record and is entitled to vote at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on the 25th day of April 2001 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned, including shares held of record by agents or trustees for the undersigned as a participant in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, Torchmark Corporation Savings and Investment Plan, Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company, will be voted in the same manner specified and in the discretion of the persons named above, or such agents or trustees, on such other matters as may properly come before the meeting.

ELECTION OF DIRECTORS:

     Henry J. Herrmann, James M. Raines and William L. Rogers


              (change of address/comments)

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________


     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                            SEE REVERSE SIDE
-------------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                                                        Please mark
                                                        your votes           [X]
                                                        as in this example

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 4. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

      The Board of Directors recommends a vote FOR:

                                                FOR          WITHHELD
1.    Election of Directors (see reverse)      [ __ ]         [ __ ]

      FOR, except vote withheld from the following nominee(s):

      _____________________________________________________
      (Instruction: To withhold authority to vote for any individual nominees, write that nominee's name here.)

2. Approval of the merger of a wholly-owned subsidiary into Waddell & Reed Financial, Inc. which will result in a combination of all of the outstanding Class A and Class B common stock into a single class of Class A common stock.

                               FOR       AGAINST    ABSTAIN
                              [ __ ]      [ __ ]    [ __ ]

3. Ratification of the selection of KPMG LLP as independent auditors for the fiscal year 2001.

                               FOR       AGAINST    ABSTAIN
                              [ __ ]      [ __ ]    [ __ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                         IMPORTANT -- PLEASE SIGN EXACTLY AS NAME APPEARS BELOW AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executive administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

RECEIPT HEREWITH OF THE COMPANY'S ANNUAL REPORT AND NOTICE OF MEETING AND PROXY STATEMENT, DATED MARCH 28, 2001, IS HEREBY ACKNOWLEDGED.

Signature __________________________  Signature if held jointly ________________

Dated ______________ ___, 2001

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       WADDELL & REED FINANCIAL, INC.

                                            ---------------------------------
                                            VOTER CONTROL NUMBER PRINTS HERE
                                            ---------------------------------


Shareholder Name
and Address prints here




Dear Stockholder:

If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

TO VOTE BY TELEPHONE:

Using a touch-tone phone call Toll-free:      1-877-PRX-VOTE (1-877-779-8683)
From outside the United States, call direct:  1-201-536-8073

TO VOTE BY INTERNET:

Log on to the Internet and go to the website:  http://www.eproxyvote.com/wdr
NOTE:  IF YOU VOTE OVER THE INTERNET, YOU MAY INCUR COSTS SUCH AS
TELECOMMUNICATION AND INTERNET ACCESS CHARGES FOR WHICH YOU WILL BE
RESPONSIBLE.

                   THANK YOU FOR VOTING YOUR SHARES
                       YOUR VOTE IS IMPORTANT!

 DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET.


                       Stockholder Inquiries
           For General Information Concerning Your Stock,
                        Call (800) 532-2757